Exhibit 99.2

Supplemental
Disclosure

Quarter ended March 31, 2023

BRIXMOR® Property Group | BRX LISTED NYSE

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>	SUPPLEMENTAL DISCLOSURE

Three Months Ended March 31, 2023

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Obligations	14
Covenant Disclosure	15
Investment Summary
Acquisitions	17
Dispositions	18
Anchor Space Repositioning Summary	19
Outparcel Development Summary	20
Redevelopment Summary	21
Future Redevelopment Opportunities	23
Portfolio Summary
Portfolio Overview	26
Portfolio Composition	27
Top Forty Retailers Ranked by ABR	28
New & Renewal Lease Summary	29
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	30
Lease Expiration Schedule	31
Major CBSA Detail	32
Properties by State	35
Property List	36

Note: Financial and operational information is unaudited.

For additional information, please visit https://www.brixmor.com; follow Brixmor on LinkedIn at https://www.linkedin.com/company/brixmor, Facebook at https://www.facebook.com/Brixmor, Instagram at https://www.instagram.com/brixmorpropertygroup, and Youtube at https://www.youtube.com/user/Brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, as such factors may be updated from time to time in the Company's periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s other periodic filings with the SEC. The forward looking statements speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except to the extent otherwise required by law.

Supplemental Disclosure - Three Months Ended March 31, 2023

GLOSSARY OF TERMS	↩ Table of Contents

Term	Definition

Adjusted SOFR	Secured Overnight Financing Rate, plus 0.10%.

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases that have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with GAAP for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

Core-Based Statistical Areas ("CBSA")	Defined by the United States Census Bureau as the collection of both Metropolitan and Micropolitan Statistical Areas. Metropolitan Statistical Areas are defined as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting. Micropolitan Statistical Areas are defined as a region with at least one urbanized area that has a population of at least 10,000 but less than 50,000, plus adjacent territories that have a high degree of social and economic integration with the central county or counties as measured through commuting.

References to CBSA rank are based on population estimates from Synergos Technologies, Inc.

EBITDA, EBITDAre, Adjusted EBITDA & Cash Adjusted EBITDA
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss), calculated in accordance with GAAP, excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre, which is computed in accordance with Nareit's definition, represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets, (ii) gains and losses from change in control, (iii) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (iii) straight-line ground rent expense, net. EBITDA, EBITDAre, Adjusted EBITDA, and Cash Adjusted EBITDA are calculated after adjustments for unconsolidated joint ventures to reflect each measure on the same basis.

Essential Tenants	Businesses deemed necessary for day-to-day living, such as grocery, pharmacy, and general merchandise (discount) businesses.

Generally Accepted Accounting Principals ("GAAP")	GAAP refers to a common set of Uniting States of America accounting rules, standards, and procedures issued by the Financial Accounting Standards Board.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date.

Local Tenants	Single-state operators with fewer than 20 locations.

Nareit	National Association of Real Estate Investment Trusts.

Nareit Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to Nareit FFO is provided on page 8.
Nareit defines FFO as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

National / Regional Tenants	Multi-state operators or single-state operators with 20 or more locations and state agencies and government offices. Includes franchise locations.

Net Effective Rent	Average ABR PSF over the lease term adjusted for tenant improvements and allowances, third party leasing commissions, and tenant specific landlord work (base building costs funded through tenant allowances). For purposes of calculating net effective rent, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) lease termination fees, (ii) straight-line rental income, net, (iii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements, (iv) straight-line ground rent expense, net, (v) depreciation and amortization, (vi) impairment of real estate assets, (vii) general and administrative expense, and (viii) other income and expense (including interest expense and gain on sale of real estate assets).

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Reinvestment Stabilization	New Development and Reinvestment projects are deemed stabilized upon reaching 90.0% billed occupancy of the impacted space. New Development projects are included in the operating portfolio upon the earlier of (i) reaching 90.0% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the estimated incremental third party costs of a specified project, net of any project specific credits (lease termination fees or other ancillary credits).

Non-owned Major Tenants	Also known as shadow anchors. Refers to tenants that are situated on parcels that are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development	Construction of a new outparcel. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new outparcel.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 1

GLOSSARY OF TERMS			↩ Table of Contents

Term	Definition
Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising, and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread	Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months, new leases signed on first generation space, and new leases that are ancillary in nature regardless of term are deemed non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months and renewals that are ancillary in nature regardless of term are deemed non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal, and option leases.

Same Property NOI
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of Same Property NOI to net income is provided on page 11.
Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties that have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

Number of Properties in Same Property NOI Analysis:
Three Months Ended 3/31/23
	Total properties in Brixmor Property Group portfolio	367
	Acquired properties excluded from Same Property NOI	(7)
	Additional exclusions (1)	(10)
	Same Property NOI pool (2)	350

(1) Additional exclusions for the three months ended March 31, 2023 and 2022 include 10 properties that were subject to partial dispositions in 2023 and 2022.

(2) The Same Property NOI pool includes the balance of a shopping center when an outparcel has been acquired or if a partial disposition can be disaggregated from the remaining property. Two outparcels acquired in 2022 are excluded from the Same Property NOI pool for the three months ended March 31, 2023, and 2022.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent
Non-cash revenue recognized related to the GAAP requirement to average a tenant's contractual base rent over the life of the lease. The Company commences recognizing rental revenue based on the date it makes the underlying asset available for use by the tenant. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net on the Consolidated Balance Sheets. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted • EBITDA & Cash Adjusted EBITDA	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA, EBITDAre, Adjusted EBITDA, and Cash Adjusted EBITDA are useful to investors in measuring its operating performance because they exclude items included in net income that do not relate to or are not indicative of the operating performance of the Company’s real estate. The Company believes EBITDA, EBITDAre, Adjusted EBITDA, and Cash Adjusted EBITDA are widely known and understood measures of performance, independent of a company's capital structure and items which can make periodic and peer analyses of performance more difficult, and that these metrics can provide investors with a more consistent basis by which to compare the Company with its peers.

• Nareit FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that Nareit FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

• NOI and Same Property NOI	Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as lease termination fees, straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, straight-line ground rent expense, net, depreciation and amortization, impairment of real estate assets, general and administrative expense, and other income and expense (including interest expense and gain on sale of real estate assets). The Company believes that Same Property NOI is also useful to investors because it further eliminates disparities in NOI by only including NOI of properties owned for the entirety of both periods presented and excluding properties under development and completed New Development properties that have been stabilized for less than one year, or income or expense associated with the Company’s captive insurance company and therefore provides a more consistent metric for comparing the operating performance of the Company's real estate between periods.

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 2

RESULTS OVERVIEW & GUIDANCE					↩ Table of Contents
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended
Summary Financial Results	3/31/23	3/31/22
Total revenues (page 6)	$ 311,444	$ 298,629
Net income (page 6)	112,246	79,506
Net income per diluted share (page 6)	0.37	0.26
NOI (page 10)	221,914	214,272
EBITDA (page 7)	249,377	211,749
EBITDAre (page 7)	202,009	194,428
Adjusted EBITDA (page 7)	202,067	194,461
Cash Adjusted EBITDA (page 7)	195,389	187,670
Nareit FFO (page 8)	151,626	145,375
Nareit FFO per diluted share (page 8)	0.50	0.49
Items that impact FFO comparability, net per share (page 8)	(0.00)	(0.00)
Dividends declared per share (page 8)	0.260	0.240
Dividend payout ratio (as % of Nareit FFO) (page 8)	51.5%	49.4%

	Three Months Ended
Summary Operating and Financial Ratios	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
NOI margin (page 10)	73.4%	73.0%	73.7%	74.1%	73.7%
Same property NOI performance (page 11) (1)	4.9%	7.3%	3.6%	6.7%	8.4%
Fixed charge coverage, current quarter annualized (page 13)	4.2x	4.1x	4.1x	4.2x	4.1x
Fixed charge coverage, trailing twelve months (page 13)	4.1x	4.1x	4.1x	4.0x	4.0x
Net principal debt to Adjusted EBITDA, current quarter annualized (page 13) (2)	6.1x	6.4x	6.4x	6.4x	6.4x
Net principal debt to Adjusted EBITDA, trailing twelve months (page 13) (2)	6.2x	6.4x	6.5x	6.6x	6.5x

Outstanding Classes of Stock	As of 3/31/23	As of 12/31/22	As of 9/30/22	As of 6/30/22	As of 3/31/22
Common shares outstanding (page 13)	300,548	299,916	299,913	299,669	299,488

	Three Months Ended
Summary Acquisitions and Dispositions	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
Aggregate purchase price of acquisitions (page 17)	$ —	$ —	$ —	$ 251,125	$ 159,475
Aggregate sale price of dispositions (page 18)	124,550	112,800	29,100	84,536	60,930
NOI adjustment for acquisitions and dispositions, net (3)	(1,598)

Summary Portfolio Statistics (4)	As of 3/31/23	As of 12/31/22	As of 9/30/22	As of 6/30/22	As of 3/31/22
Number of properties (page 26)	367	373	378	379	380
Percent billed (page 26)	90.0%	90.2%	89.6%	89.0%	88.6%
Percent leased (page 26)	94.0%	93.8%	93.3%	92.5%	92.1%
ABR PSF (page 26)	$ 16.46	$ 16.19	$ 16.02	$ 15.90	$ 15.64
New lease rent spread (page 29)	43.4%	43.8%	32.2%	34.3%	35.9%
New & renewal lease rent spread (page 29)	19.2%	18.3%	14.2%	14.6%	18.1%
Total - new, renewal & option lease rent spread (page 29)	14.9%	14.8%	10.9%	12.5%	13.1%
Total - new, renewal & option GLA (page 29)	2,453,972	2,589,069	2,791,073	2,885,438	2,307,147

2023 Guidance	Current	Previous (at 2/13/2023)	YTD
Nareit FFO per diluted share	$1.97 - $2.04	$1.95 - $2.03	$0.50
Same property NOI performance	2.0% - 3.5%	1.5% - 3.5%	4.9%

(1) Reflects same property NOI as reported for the specified period.
(2) Net principal debt is as of the end of each specified period.
(3) Represents an estimate of the incremental NOI that the Company would have recognized if the assets that were acquired during the quarter had been owned for the full quarter, adjusted for one-time items, net of NOI recognized during the quarter for the assets that were disposed of during the quarter.
(4) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended March 31, 2023

CONSOLIDATED BALANCE SHEETS			↩ Table of Contents
Unaudited, dollars in thousands, except share information

	As of	As of
	3/31/23	12/31/22
Assets
Real estate
Land	$1,806,186	$1,820,358
Buildings and tenant improvements	8,398,797	8,405,969
Construction in progress	127,254	129,310
Lease intangibles	525,888	542,714
	10,858,125	10,898,351
Accumulated depreciation and amortization	(3,022,868)	(2,996,759)
Real estate, net	7,835,257	7,901,592
Cash and cash equivalents	3,430	16,492
Restricted cash	31,999	4,767
Marketable securities	20,642	21,669
Receivables, net	246,914	264,146
Deferred charges and prepaid expenses, net	157,034	154,141
Real estate assets held for sale	—	10,439
Other assets	59,522	62,684
Total assets	$8,354,798	$8,435,930

Liabilities
Debt obligations, net	$4,958,480	$5,035,501
Accounts payable, accrued expenses and other liabilities	508,802	535,419
Total liabilities	5,467,282	5,570,920

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
309,674,682 and 309,042,754 shares issued and 300,547,690 and 299,915,762
shares outstanding	3,005	2,999
Additional paid-in capital	3,292,779	3,299,496
Accumulated other comprehensive income (loss)	5,120	8,851
Distributions in excess of net income	(413,388)	(446,336)
Total equity	2,887,516	2,865,010
Total liabilities and equity	$8,354,798	$8,435,930

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS		↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/23	3/31/22
Revenues
Rental income	$311,130	$298,362
Other revenues	314	267
Total revenues	311,444	298,629

Operating expenses
Operating costs	35,895	34,796
Real estate taxes	44,688	41,640
Depreciation and amortization	87,741	84,222
Impairment of real estate assets	1,100	4,590
General and administrative	29,172	28,000
Total operating expenses	198,596	193,248

Other income (expense)
Dividends and interest	15	75
Interest expense	(48,680)	(47,322)
Gain on sale of real estate assets	48,468	21,911
Other	(405)	(539)
Total other income (expense)	(602)	(25,875)

Net income	$112,246	$79,506

Net income per common share:
Basic	$0.37	$0.27
Diluted	$0.37	$0.26
Weighted average shares:
Basic	300,821	298,528
Diluted	301,833	299,457

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 6

EBITDA		↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended
	3/31/23	3/31/22

Net income	$112,246	$79,506
Interest expense	48,680	47,322
Federal and state taxes	710	699
Depreciation and amortization	87,741	84,222
EBITDA	249,377	211,749
Gain on sale of real estate assets	(48,468)	(21,911)
Impairment of real estate assets	1,100	4,590
EBITDAre	$202,009	$194,428

EBITDAre	$202,009	$194,428
Transaction expenses, net	58	33
Total adjustments	58	33
Adjusted EBITDA	$202,067	$194,461

Adjusted EBITDA	$202,067	$194,461
Straight-line rental income, net (1)	(4,001)	(4,739)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(2,668)	(2,044)
Straight-line ground rent expense, net (2)	(9)	(8)
Total adjustments	(6,678)	(6,791)
Cash Adjusted EBITDA	$195,389	$187,670

(1) For more information regarding straight-line rental income reversals and re-establishments please see page 8, footnote 1.
(2) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 7

FUNDS FROM OPERATIONS (FFO)		↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/23	3/31/22

Net income	$112,246	$79,506
Depreciation and amortization related to real estate	86,748	83,190
Gain on sale of real estate assets	(48,468)	(21,911)
Impairment of real estate assets	1,100	4,590
Nareit FFO	$151,626	$145,375

Nareit FFO per diluted share	$0.50	$0.49
Weighted average diluted shares outstanding	301,833	299,457

Items that impact FFO comparability
Transaction expenses, net	$(58)	$(33)
Total items that impact FFO comparability	$(58)	$(33)
Items that impact FFO comparability, net per share	$(0.00)	$(0.00)

Additional Disclosures
Straight-line rental income, net (1)	$4,001	$4,739
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	2,668	2,044
Straight-line ground rent expense, net (2)	9	8

Dividends declared per share	$0.260	$0.240
Dividends declared	$78,142	$71,877
Dividend payout ratio (as % of Nareit FFO)	51.5%	49.4%

(1) Includes straight-line rental income reversals and re-establishments of ($1.5 million) and ($0.1 million) during the three months ended March 31, 2023 and 2022, respectively.
(2) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL			↩ Table of Contents
Unaudited, dollars in thousands

	As of	As of
	3/31/23	12/31/22

Receivables, net
Straight-line rent receivable, net	$162,388	$159,823
Tenant receivables, net	78,288	97,825
Other	6,238	6,498
Total receivables, net	$246,914	$264,146

Deferred charges and prepaid expenses, net
Deferred charges, net	$134,310	$132,283
Prepaid expenses, net	22,724	21,858
Total deferred charges and prepaid expenses, net	$157,034	$154,141

Other assets
Right-of-use asset	$34,801	$35,754
Furniture, fixtures and leasehold improvements, net	13,270	13,800
Interest rate swaps	7,383	9,640
Other	4,068	3,490
Total other assets	$59,522	$62,684

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$246,204	$269,286
Below market leases, net	92,902	96,837
Dividends payable	80,851	81,633
Lease liability	38,867	39,923
Interest rate swaps	1,731	—
Other	48,247	47,740
Total accounts payable, accrued expenses and other liabilities	$508,802	$535,419

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL		↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended
	3/31/23	3/31/22
Net Operating Income Detail
Base rent	$222,202	$213,879
Expense reimbursements	71,865	65,626
Revenues deemed uncollectible	(1,086)	2,038
Ancillary and other rental income / Other revenues	5,744	5,733
Percentage rents	3,781	3,440
Operating costs	(35,904)	(34,804)
Real estate taxes	(44,688)	(41,640)
Net operating income	$221,914	$214,272

Operating Ratios
NOI margin (NOI / revenues)	73.4%	73.7%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	89.2%	85.8%

Reconciliation of Net Operating Income to Net Income
Net operating income	$221,914	$214,272
Lease termination fees	2,269	1,130
Straight-line rental income, net (1)	4,001	4,739
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	2,668	2,044
Straight-line ground rent expense, net (2)	9	8
Depreciation and amortization	(87,741)	(84,222)
Impairment of real estate assets	(1,100)	(4,590)
General and administrative	(29,172)	(28,000)
Total other income (expense)	(602)	(25,875)
Net income	$112,246	$79,506

Supplemental Statement of Operations Detail
Rental income
Base rent	$222,202	$213,879
Expense reimbursements	71,865	65,626
Revenues deemed uncollectible	(1,086)	2,038
Lease termination fees	2,269	1,130
Straight-line rental income, net (1)	4,001	4,739
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	2,668	2,044
Ancillary and other rental income	5,430	5,466
Percentage rents	3,781	3,440
Total rental income	$311,130	$298,362

Other revenues	$314	$267

Interest expense
Note interest	$42,654	$42,908
Unsecured credit facility and term loan interest	5,936	4,041
Capitalized interest	(949)	(677)
Deferred financing cost amortization	1,755	1,766
Debt premium and discount accretion, net	(716)	(716)
Total interest expense	$48,680	$47,322

Other
Federal and state taxes	$710	$699
Other	(305)	(160)
Total other	$405	$539

Additional General and Administrative Disclosures
Capitalized construction compensation costs	$4,633	$4,216
Capitalized leasing legal costs (3)	1,373	1,529
Capitalized leasing commission costs	2,211	1,872
Equity compensation expense, net	4,191	4,315

(1) For more information regarding straight-line rental income reversals and re-establishments please see page 8, footnote 1.
(2) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.
(3) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 10

SAME PROPERTY NOI ANALYSIS		↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended
	3/31/23	3/31/22	Change
Same Property NOI Analysis
Number of properties	350	350	—
Percent billed	90.2%	88.7%	1.5%
Percent leased	94.1%	92.3%	1.8%

Revenues
Base rent	$211,406	$201,335
Expense reimbursements	66,611	61,682
Revenues deemed uncollectible	(899)	2,056
Ancillary and other rental income / Other revenues	5,460	5,452
Percentage rents	3,762	3,403
	286,340	273,928	4.5%
Operating expenses
Operating costs	(34,092)	(32,634)
Real estate taxes	(40,290)	(39,185)
	(74,382)	(71,819)	3.6%
Same property NOI	$211,958	$202,109	4.9%

NOI margin	74.0%	73.8%
Expense recovery ratio	89.6%	85.9%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution
Base rent	$10,071	5.0%
Revenues deemed uncollectible	(2,955)	(1.5)%
Net expense reimbursements	2,366	1.2%
Ancillary and other rental income / Other revenues	8	0.0%
Percentage rents	359	0.2%
		4.9%

Reconciliation of Net Income to Same Property NOI
Net income	$112,246	$79,506
Adjustments:
Non-same property NOI	(9,956)	(12,163)
Lease termination fees	(2,269)	(1,130)
Straight-line rental income, net	(4,001)	(4,739)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(2,668)	(2,044)
Straight-line ground rent expense, net	(9)	(8)
Depreciation and amortization	87,741	84,222
Impairment of real estate assets	1,100	4,590
General and administrative	29,172	28,000
Total other (income) expense	602	25,875
Same property NOI	$211,958	$202,109

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 11

CAPITAL EXPENDITURES		↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended
	3/31/23	3/31/22
Leasing related:
Tenant improvements and tenant inducements	$18,373	$17,269
External leasing commissions	2,791	3,497
	21,164	20,766

Maintenance capital expenditures	10,644	11,057
Total leasing related and maintenance capital expenditures	$31,808	$31,823

Value-enhancing:
Anchor space repositionings	$8,993	$6,502
Outparcel developments	1,244	1,322
Redevelopments	28,620	20,666
New development	—	235
Other (1)	4,690	5,995
Total value-enhancing capital expenditures	$43,547	$34,720

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades, and solar array installations.

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS				↩ Table of Contents
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			3/31/23	12/31/22
Equity Capitalization:
Common shares outstanding			300,548	299,916
Common share price			$21.52	$22.67
Total equity capitalization			$6,467,793	$6,799,096

Debt:
Revolving credit facility			$47,000	$125,000
Term loan facility			300,000	300,000
Unsecured notes			4,618,453	4,618,453
Total principal debt			4,965,453	5,043,453
Add: Net unamortized premium			23,072	23,787
Less: Deferred financing fees			(30,045)	(31,739)
Total debt			4,958,480	5,035,501
Less: Cash, cash equivalents and restricted cash			(35,429)	(21,259)
Net debt			$4,923,051	$5,014,242

Total market capitalization			$11,390,844	$11,813,338

Liquidity:
Cash and cash equivalents and restricted cash			$35,429	$21,259
Available under Revolving Credit Facility (1)			1,202,475	1,124,475
Available under Term Loan Facility (2)			200,000	200,000
			$1,437,904	$1,345,734

Ratios:
Principal debt to total market capitalization			43.6%	42.7%
Principal debt to total assets, before depreciation			43.6%	44.1%
Unencumbered assets to unsecured debt			2.3x	2.3x
Net principal debt to Adjusted EBITDA, current quarter annualized (3)			6.1x	6.4x
Net principal debt to Adjusted EBITDA, trailing twelve months (3)			6.2x	6.4x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			4.2x	4.1x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			4.1x	4.1x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.2x	4.1x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.1x	4.1x

			As of	As of
			3/31/23	12/31/22
Percentage of total debt: (4)
Fixed			99.0%	97.5%
Variable			1.0%	2.5%
Unencumbered summary:
Percent of properties, ABR and NOI			100.0%	100.0%
Weighted average maturity (years):
Fixed			4.7	5.0
Variable			3.3	3.5
Total			4.7	4.9

Credit Ratings & Outlook: (5)

Fitch Ratings	BBB	Stable
Moody's Investors Service	Baa3	Stable
S&P Global Ratings	BBB-	Positive

(1) Funds available under the Revolving Credit Facility are reduced by three outstanding letters of credit totaling $0.5 million.
(2) Funds available under the Term Loan Facility represent a $200.0 million delayed draw term loan which was drawn on April 24, 2023. Effective May 1, 2023, the $200.0 million delayed draw term loan is swapped from SOFR to a fixed, combined rate of 3.59% (plus a spread of 119 basis points and SOFR adjustment of 10 basis points) through the maturity of the term loan on July 26, 2027. On April, 25, 2023, the Company repurchased $199.6 million of its 3.65% 2024 Brixmor OP Notes pursuant to a cash tender offer.
(3) Net principal debt is as of the end of each specified period.
(4) Includes the impact of the Company's interest rate swap agreements.
(5) As of May 1, 2023.

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 13

DEBT OBLIGATIONS			↩ Table of Contents
Unaudited, dollars in thousands

Maturity Schedule - Debt Obligations
Year	Maturities	Weighted Average Stated Interest Rate (1)
2023	$—	—
2024	500,000	3.65%
2025	700,000	3.85%
2026	654,542	4.30%
2027	700,000	3.85%
2028	357,708	2.35%
2029	753,203	4.14%
2030	800,000	4.05%
2031	500,000	2.50%
Total Debt Obligations	$4,965,453	3.72%

Net unamortized premium	23,072
Deferred financing costs	(30,045)
Debt Obligations, Net	$4,958,480

Summary of Outstanding Debt Obligations

	Outstanding	Weighted Average	Maturity	Percent of
Loan	Principal Balance	Stated Interest Rate (1)	Date	Total Indebtedness
Fixed Rate Debt:
Term Loan Facility (Adjusted SOFR + 119 basis points) (2)(3)(4)	$300,000	3.78%	7/26/27	6.04%

Unsecured Notes
3.65% 2024 Brixmor OP Notes (4)	500,000	3.65%	6/15/24	10.07%
3.85% 2025 Brixmor OP Notes	700,000	3.85%	2/1/25	14.10%
4.13% 2026 Brixmor OP Notes	600,000	4.13%	6/15/26	12.09%
7.97% 2026 Brixmor LLC Notes	694	7.97%	8/14/26	0.01%
7.65% 2026 Brixmor LLC Notes	6,100	7.65%	11/2/26	0.12%
7.68% 2026 Brixmor LLC Notes I	748	7.68%	11/2/26	0.02%
3.90% 2027 Brixmor OP Notes	400,000	3.90%	3/15/27	8.06%
6.90% 2028 Brixmor LLC Notes I	2,222	6.90%	2/15/28	0.04%
6.90% 2028 Brixmor LLC Notes II	5,486	6.90%	2/15/28	0.11%
2.25% 2028 Brixmor OP Notes	350,000	2.25%	4/1/28	7.05%
4.13% 2029 Brixmor OP Notes	750,000	4.13%	5/15/29	15.10%
7.50% 2029 Brixmor LLC Notes	3,203	7.50%	7/30/29	0.06%
4.05% 2030 Brixmor OP Notes	800,000	4.05%	7/1/30	16.11%
2.50% 2031 Brixmor OP Notes	500,000	2.50%	8/16/31	10.07%
Total Fixed Rate Unsecured Notes	4,618,453	3.69%		93.01%

Total Fixed Rate Debt	$4,918,453	3.70%		99.05%

Variable Rate Debt:
Revolving Credit Facility (Adjusted SOFR + 104 basis points)(3)	$47,000	6.01%	6/30/26	0.95%

Total Variable Rate Debt	$47,000	6.01%		0.95%

Total Debt Obligations	$4,965,453	3.72%		100.00%

Net unamortized premium	23,072
Deferred financing costs	(30,045)
Debt Obligations, Net	$4,958,480

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective June 1, 2022, $300.0 million of the Term Loan Facility is swapped from Adjusted SOFR to a fixed, combined rate of 2.59% (plus a spread of 119 basis points) through July 26, 2024.
(3) Reflects a 1 basis point rate reduction in the spread due to the achievement of certain sustainability metric targets for the year ended December 31, 2021.
(4) The Term Loan Facility also includes a $200.0 million delayed draw term loan which was drawn on April 24, 2023. Effective May 1, 2023, the $200.0 million delayed draw term loan is swapped from SOFR to a fixed, combined rate of 3.59% (plus a spread of 119 basis points and SOFR adjustment of 10 basis points) through the maturity of the term loan on July 26, 2027. On April, 25, 2023, the Company repurchased $199.6 million of its 3.65% 2024 Brixmor OP Notes pursuant to a cash tender offer.

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 14

COVENANT DISCLOSURE			↩ Table of Contents
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	3/31/23

I. Aggregate debt test	< 65%	44.7%
Total Debt		4,958,480
Total Assets		11,095,951

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)		—
Total Assets		11,095,951

III. Unencumbered asset ratio	> 150%	223.8%
Total Unencumbered Assets		11,095,951
Unsecured Debt		4,958,480

		Prior Twelve Months	Prior Six Months, Annualized
IV. Debt service test (2)	> 1.5x	4.2x	4.2x
Consolidated EBITDA		797,624	798,350
Annual Debt Service Charge		189,503	189,227

(1) The Company had no secured debt as of March 31, 2023.
(2) For the OP's 2.250% 2028 Notes, 4.050% 2030 Notes, and 2.500% 2031 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on August 11, 2021 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	3/31/23

I. Leverage ratio	< 60%	36.5%
Total Outstanding Indebtedness		4,965,453
Balance Sheet Cash (1)		40,045
Total Asset Value		13,510,185

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness (2)		—
Balance Sheet Cash (1)		40,045
Total Asset Value		13,510,185

III. Unsecured leverage ratio	< 60%	36.7%
Total Unsecured Indebtedness		4,965,453
Unrestricted Cash (3)		8,046
Unencumbered Asset Value		13,510,185

IV. Fixed charge coverage ratio	> 1.5x	4.6x
Total Net Operating Income		877,609
Capital Expenditure Reserve		9,751
Fixed Charges		188,696

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash, and certain Marketable securities.
(2) The Company had no secured indebtedness as of March 31, 2023.
(3) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the Unsecured Credit Facility covenant calculations and definitions of capitalized terms please refer to the Third Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 28, 2022 filed as Exhibit 10.1 to Form 10-Q, filed with the Securities and Exchange Commission on May 2, 2022.

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 15

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended March 31, 2023

ACQUISITIONS	↩ Table of Contents
Dollars in thousands, except ABR PSF

There were no acquisitions completed during the three months ended March 31, 2023.

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 17

DISPOSITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2023
The Plaza at Salmon Run	Watertown-Fort Drum, NY	1/12/23	$9,100	68,761	94.1%	$11.48	Hannaford Bros. (Ahold Delhaize), Red Robin Gourmet Burger
Park Hills - Mattress Firm (4)	Altoona, PA	1/20/23	1,800	5,897	100.0%	22.00	Mattress Firm
Augusta West Plaza	Augusta-Richmond County, GA-SC	2/8/23	15,000	170,681	99.2%	8.49	At Home, Dollar Tree, Hibachi Grill & Supreme Buffet, Octapharma
Groton Square	Norwich-New London, CT	2/24/23	31,250	196,802	96.2%	13.05	Super Stop & Shop (Ahold Delhaize), Kohl's
Kinston Pointe	Kinston, NC	3/14/23	13,900	250,580	100.0%	4.64	Walmart Supercenter, Dollar Tree
Bethel Park Shopping Center	Pittsburgh, PA	3/20/23	31,000	202,349	98.3%	12.02	Giant Eagle, Pep Boys, Walmart
Marketplace	Tulsa, OK	3/22/23	20,200	193,276	100.0%	10.77	Basset Home Furnishings, Boot Barn, Conn's, David's Bridal, PetSmart
Briggsmore Plaza - Taco Bell (4)	Modesto, CA	3/30/23	2,300	3,000	100.0%	32.40	Taco Bell
			$124,550	1,091,346

	TOTAL - THREE MONTHS ENDED MARCH 31, 2023		$124,550	1,091,346

(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Represents partial sale of property. Data presented reflects only the portion of property sold.

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 18

ANCHOR SPACE REPOSITIONING SUMMARY	↩ Table of Contents
Dollars in thousands

Property Name	CBSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2023
1	Center of Bonita Springs	Cape Coral-Fort Myers, FL	Remerchandise former Old Time Pottery with a 42K SF Kohls and a 29K SF Burlington Stores
2	Coastal Way - Coastal Landing	Tampa-St. Petersburg-Clearwater, FL	Terminate existing Bed Bath & Beyond and remerchandise with a 28K SF Sprouts Farmers Market
3	Hampton Village Centre	Detroit-Warren-Dearborn, MI	Combine several small shop spaces for a 15K SF Barnes & Noble

In Process Projects
4	Springdale	Mobile, AL	Remerchandise former Michaels with a 9K SF Five Below and additional retailers
5	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Big Lots with a 26K SF Sprouts Farmers Market
6	Lompoc Center	Santa Maria-Santa Barbara, CA	Remerchandise former grocer with a 22K SF ALDI, an 18K SF Old Navy, and a 15K SF Boot Barn
7	Stratford Square	Bridgeport-Stamford-Norwalk, CT	Combine former Mattress Firm and Payless for a 10K SF Five Below
8	Granada Shoppes	Naples-Marco Island, FL	Remerchandise former Orchard Supply Hardware with a 29K SF HomeSense and additional retailers
9	Stone Mountain Festival	Atlanta-Sandy Springs-Alpharetta, GA	Remerchandise former Hobby Lobby with a 35K SF Conn’s Home Plus and a 17K SF Harbor Freight Tools
10	Westridge Court - Project II	Chicago-Naperville-Elgin, IL-IN-WI	Reconfigure and remerchandise former Savers with a 26K SF The Fresh Market
11	Maple Village	Ann Arbor, MI	Remerchandise former Stein Mart with a 25K SF Burlington Stores and a 4K SF America's Best Contacts & Eyeglasses
12	Redford Plaza	Detroit-Warren-Dearborn, MI	Relocate and rightsize existing Burlington Stores to 30K SF and remerchandise the vacated space with a 15K SF Aaron's and additional retailers
13	Rio Grande Plaza	Ocean City, NJ	Remerchandise former Peebles with a 20K SF Burlington Stores and a 10K SF Skechers
14	Brentwood Plaza	Cincinnati, OH-KY-IN	Combine several small shop spaces for a 15K SF Ace Hardware
15	Surrey Square Mall	Cincinnati, OH-KY-IN	Reconfigure and remerchandise former Marshalls with a 20K SF Advance Auto Parts and a 12K SF Rainbow Shops (expanding from existing adjacent location)
16	Barn Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise anchor space with a 44K SF specialty grocer and additional retailers
17	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former Staples with an 11K SF Ulta and a 10K SF Five Below

Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	17	$63,600	$19,150	7% - 14%

STABILIZED ANCHOR SPACE REPOSITIONINGS
Projects Stabilized During the Three Months Ended March 31, 2023
1	Columbus Center	Columbus, IN	Remerchandise former Big Lots with a 21K SF Burlington Stores and a 4K SF Bath & Body Works
2	Downtown Publix	Port St. Lucie, FL	Expansion of existing Revive Wellness to 14K SF
3	Seacoast Shopping Center	Boston-Cambridge-Newton, MA-NH	Remerchandise former NH1 Motorsports with a 25K SF The Zoo Health Club and a 22K SF Tractor Supply Co.
4	Franklin Square	Charlotte-Concord-Gastonia, NC-SC	Relocation of existing H&R Block to accommodate the combination of several small shop spaces for a 10K SF pOpshelf

Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	4	$6,500	9%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 19

OUTPARCEL DEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

				Stabilization	Net Estimated	Gross Costs	Expected
	Property Name	CBSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
IN PROCESS OUTPARCEL DEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2023
1	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Construction of a 2K SF Chipotle	Jun-24	$1,700	$150	10%
	In Process Projects
2	Delhi Shopping Center	Cincinnati, OH-KY-IN	Construction of a 1K SF Take 5 Oil Change	Jun-23	50	50	83%
3	Texas City Bay	Houston-The Woodlands-Sugar Land, TX	Construction of a 13K SF Take 5 Oil Change	Jun-23	100	50	33%
4	Cobblestone Village	Jacksonville, FL	Construction of a 4K SF Whataburger	Sep-23	1,750	1,750	7%
5	Normandy Square	Jacksonville, FL	Construction of a 1K SF The Human Bean	Sep-23	50	—	76%
6	Capitol Shopping Center	Concord, NH	Construction of a 6K SF 110 Grill, a 5K SF multi-tenant building and a 2K SF Starbucks drive thru	Sep-23	6,300	5,250	8%
7	Nesconset Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 7K SF multi-tenant outparcel, including a 4K SF Aspen Dental and a 3K SF Bethpage Federal Credit Union (re-located from within the center)	Sep-23	4,750	4,300	9%
8	Plaza by the Sea	Los Angeles-Long Beach-Anaheim, CA	Construction of a 4K SF multi-tenant outparcel, including a 2K SF Handel's Homemade Ice Cream and a 2K SF Better Buzz	Mar-24	2,900	2,650	7%
9	Upland Town Square	Riverside-San Bernardino-Ontario, CA	Construction of a 1K SF Dutch Bros. Coffee	Mar-24	1,050	450	4%
10	Eastlake Plaza - Project I	Atlanta-Sandy Springs-Alpharetta, GA	Construction of a 1K SF Tropical Smoothie Café	Mar-24	750	100	14%
11	Eastlake Plaza - Project II	Atlanta-Sandy Springs-Alpharetta, GA	Construction of a 1K SF Scooter's Coffee	Jun-24	100	50	47%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$19,500	$14,800	9%
				Stabilization		Net Project
	Property Name	CBSA	Project Description	Quarter		Costs (1,2)	NOI Yield (1,2)
STABILIZED OUTPARCEL DEVELOPMENTS
	Projects Stabilized During the Three Months Ended March 31, 2023
1	Plaza Rio Vista	Riverside-San Bernardino-Ontario, CA	Construction of a 4K SF Quick Quack Car Wash	Mar-23		$700	17%
	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$700	17%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 20

REDEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2023
1	Puente Hills Town Center	Los Angeles-Long Beach-Anaheim, CA	Redevelopment and expansion of several in-line retail spaces to accommodate a 20K SF ALDI; remerchandise existing adjacent small shop space including a 9K SF Five Below, an 8K SF Skechers, and a 5K SF Bath and Body Works; and shopping center upgrades including parking and sidewalk improvements	11	Sep-24	$4,900	$600	8%
IN PROCESS REDEVELOPMENTS
2	Shops at Palm Lakes	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment of former Kmart for multiple retailers including a 41K SF LA Fitness, a 24K SF dd's Discounts and construction of multi-tenant outparcel developments; and shopping center upgrades including façade renovation, updates to storm water drainage, landscaping improvements, and new signage and lighting	27	Sep-23	31,150	26,900	8%
3	Dickson City Crossings	Scranton--Wilkes-Barre, PA	Remerchandise former Dick's Sporting Goods and AC Moore with a 41K SF Burlington Stores, a 19K SF Sierra Trading Post, a 20K SF JOANN, and additional junior anchors; redevelopment of former Pier 1 outparcel into a multi-tenant building; and shopping center upgrades including partial façade renovations and addition of outdoor seating	29	Sep-23	9,000	6,250	10%
4	Village at Mira Mesa - Phase II (2)	San Diego-Chula Vista-Carlsbad, CA	Raze existing 6K SF Firestone and 16K SF of outparcel buildings to accommodate construction of three retail and restaurant outparcels totaling 24K SF, including a 5K SF Buffalo Wild Wings, a 4K SF Mo-Mo-Paradise, a 4K SF Time Warner, a 2K SF Sunmerry Bakery and additional small shop space	36	Dec-23	12,550	12,400	7%
5	Gateway Plaza - Vallejo	Vallejo, CA	Redevelopment of former Hancock Fabrics with a 13K SF PetSmart; remerchandise small shop space; and shopping center upgrades including façade renovations	53	Dec-23	6,000	3,050	9%
6	Marco Town Center	Naples-Marco Island, FL	Remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and signage enhancements, parking reconfiguration and common area improvements including addition of outdoor dining patios and gathering areas	10	Dec-23	11,500	9,700	10%
7	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Pathmark to accommodate a 30K SF Livoti's Old World Market and a 29K SF Ashley Homestore; combine small shop spaces for a 10K SF Dollar Tree; upgrade and remerchandise existing outparcel building; and shopping center upgrades including façade renovations, parking enhancements, and pylon sign upgrades	31	Dec-23	14,550	6,850	9%
8	Hillcrest Market Place	Spartanburg, SC	Redevelopment of former Stein Mart with a 25K SF Ross Dress for Less (relocated and rightsized within center) and an 11K SF Five Below; combine former Ross Dress for Less and Office Depot to accommodate a 55K SF Hobby Lobby and additional retail space; remerchandise existing outparcel buildings; construction of multiple outparcel buildings; and shopping center upgrades including landscaping and signage enhancements	38	Dec-23	9,700	6,450	7%
9	Jones Plaza	Houston-The Woodlands-Sugar Land, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Meat Market grocer; and shopping center upgrades including façade renovations	9	Dec-23	2,150	1,350	15%
10	Vail Ranch Center	Riverside-San Bernardino-Ontario, CA	Redevelopment of former Stein Mart with a 25K SF Burlington Stores and an 11K SF Five Below; relocation and expansion of existing Kahoots to 10K SF; redevelopment of former Kahoots outparcel with a 3K SF Carbon Health, a 2K SF Dave's Hot Chicken, and additional retailers; remerchandise additional small shop space with relevant retailers including a 7K SF My Salon Suite and a 6K SF Bark Social; and shopping center upgrades including façade renovations, parking, and roof repairs	10	Mar-24	10,750	9,100	9%
11	Westminster City Center	Denver-Aurora-Lakewood, CO	Relocation and expansion of existing Golf Galaxy to 43K SF in former Babies "R" Us location; backfill of former Golf Galaxy with a 16K SF Petco; redevelopment of former Gordmans with a 27K SF Sierra Trading Post and an additional retailer; remerchandise former Dress Barn with a 9K SF Five Below; addition of a 6K SF Seo's Martial Arts; and remerchandise existing outparcels with a 6K SF Sola Salon Suites and a 6K SF Hook & Reel	27	Mar-24	14,700	6,750	9%
12	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former Mrs. Green's Natural Market, former Pet Valu, and former Rite Aid with a 12K SF Barnes & Noble, a 10K SF Ulta, a 3K SF Paris Baguette, and additional retailers; and shopping center upgrades including façade renovations and common area enhancements	6	Mar-24	7,900	3,250	14%
13	Pointe Orlando - Phase I	Orlando-Kissimmee-Sanford, FL	Remerchandise existing small shop retail with relevant retailers including a 29K SF Sport & Social, an 11K SF Hampton Social, a 7K SF Kavas Tacos & Tequila; rebranding and reconfiguration of the center; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas, addition of digital directories and kiosks and improved pedestrian plazas	17	Jun-24	41,300	26,150	8%
14	The Village at Mableton	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment of former Kmart with a 28K SF Burlington Stores, a 22K SF Ross Dress for Less, a 20K SF dd's Discounts, a 10K SF Five Below, and additional retailers; Construction of a 1K SF outparcel building with drive-thru; shopping center upgrades including façade renovations, landscaping, and signage enhancements	24	Jun-24	16,200	9,550	9%
15	Plymouth Square Shopping Center (3)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and remerchandise of 94K SF in-line and lower-level retail space, including an 18K SF Planet Fitness, an 8K SF P.J. Whelihan's Pub + Restaurant, a 7K SF My Salon Suites, and additional retailers; and shopping center upgrades including façade and parking renovations, new landscaping and signage, and improved pedestrian and vehicular access	17	Jun-24	22,300	14,450	7%
16	East Port Plaza	Port St. Lucie, FL	Construction of a 3K SF Starbucks outparcel; remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and parking updates, point of entry and signage improvements, and common area enhancements including improved pedestrian walkways	32	Sep-24	7,150	3,850	8%

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 21

REDEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

17	WaterTower Plaza	Worcester, MA-CT	Redevelopment of former Shaw's with a 46K SF grocer; reconfigure and remerchandise adjacent small shop space including an 11K SF Five Below and a 9K SF Ulta; and shopping center upgrades including the addition of patio areas, façade renovations, and parking enhancements	27	Dec-24	11,200	8,150	9%
18	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Redevelopment of former Kroger with a 24K SF HomeGoods and a 13K SF Petco; construction of a multi-tenant outparcel building; and shopping center upgrades including expansion and upgrade of existing outdoor dining patios, façade renovations, parking reconfiguration, and landscaping and signage enhancements	26	Jun-25	34,600	12,150	7%
19	Wynnewood Village - Phase IV (4)	Dallas-Fort Worth-Arlington, TX	Ground-up construction of a 111K SF Target; remerchandise existing anchor space; and shopping center upgrades including landscaping enhancements, pylon sign upgrades, and parking lot improvements	65	Jun-25	9,250	2,400	13%
	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$276,850	$169,350	9%

				Property	Stabilization		Net Project	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter		Costs (1,5)	Yield (1,5)
STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended March 31, 2023
1	Tyrone Gardens	Tampa-St. Petersburg-Clearwater, FL	Demolish 26K SF of underutilized retail space to accommodate construction of a 19K SF Crunch Fitness and additional retail space; and shopping center upgrades including façade renovations and sidewalk and landscaping improvements	16	Mar-23		$6,300	9%
	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$6,300	9%
(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $1.5M of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs exclude $0.3M of project specific credits (lease termination fees or other ancillary credits).
(4) Net project costs exclude $0.5M of project specific credits (lease termination fees or other ancillary credits).
(5) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 22

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

MAJOR REDEVELOPMENTS
1	The Davis Collection	Sacramento-Roseville-Folsom, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
2	Village at Mira Mesa	San Diego-Chula Vista-Carlsbad, CA	Redevelopment of existing anchor space for potential residential rental component
3	Superior Marketplace	Boulder, CO	Redevelopment and repositioning of shopping center with multiple retailers, restaurants and/or multi-family
4	Mall at 163rd Street	Miami-Fort Lauderdale-Pompano Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Pointe Orlando	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers, hospitality, and/or entertainment users
6	Northeast Plaza	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment and repositioning of shopping center
7	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing retail space to create potential entertainment / restaurant destination
8	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
9	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
10	Rockland Plaza	New York-Newark-Jersey City, NY-NJ-PA	Extensive redevelopment and repositioning of shopping center, multiple outparcel developments
11	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
12	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
13	Kessler Plaza	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center with multiple retailers, restaurants, and potential multi-family component
14	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with potential multi family and/or medical office component
15	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Brea Gateway	Los Angeles-Long Beach-Anaheim, CA	Reposition of former anchor which may include site densification with addition of outparcel pad development
2	Sunrise Town Center	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment and repositioning of shopping center with new anchor prototype
3	Venetian Isle Shopping Center	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
4	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and reposition of existing center with new anchor prototype
5	Kings Market	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment and repositioning of shopping center
6	Mableton Walk	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment and reposition of existing center with new anchor prototype
7	Mansell Crossing	Atlanta-Sandy Springs-Alpharetta, GA	Densification of site, including multi-tenant outparcel development
8	High Point Centre	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing retail space for potential residential component
9	North Riverside Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment and reposition of rear portion of shopping center
10	Tinley Park Plaza - Phase II	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing anchor space for multiple retailers
11	London Marketplace	London, KY	Redevelopment and expansion of existing anchor space
12	Delta Center	Lansing-East Lansing, MI	Redevelopment of existing anchor space for multiple retailers
13	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
14	Parkway Plaza	Winston-Salem, NC	Reposition of former anchors which may include site densification with addition of outparcel pad development
15	Middletown Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reposition of former anchor outparcel and peripheral façade renovation
16	Morris Hills Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Densification of site, including multi-tenant outparcel development, potential multi-family component
17	69th Street Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
18	Barn Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
19	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space, inline shop space and façade renovation
20	Valley Fair	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Reposition of former anchor and façade renovation
21	Festival Centre	Charleston-North Charleston, SC	Redevelopment of shopping center, potential mixed-use component
22	Circle Center	Hilton Head Island-Bluffton, SC	Redevelopment and repositioning of shopping center

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 23

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

23	Baytown Shopping Center	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
24	Clear Lake Camino South	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
25	Lake Pointe Village	Houston-The Woodlands-Sugar Land, TX	Reposition of existing vacant space and site densification
26	Maplewood	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
27	Windvale Center	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
28	Preston Park Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center

(1) Indicates project added to the pipeline during the three months ended March 31, 2023.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend, or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, or are suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2022.

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 24

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended March 31, 2023

PORTFOLIO OVERVIEW								↩ Table of Contents
Dollars in thousands, except per square foot amounts

		As of:
		3/31/23	12/31/22	9/30/22	6/30/22	3/31/22

Number of properties		367	373	378	379	380
GLA		65,004,693	65,990,997	66,851,369	67,107,846	67,203,965
Percent billed		90.0%	90.2%	89.6%	89.0%	88.6%
Percent leased		94.0%	93.8%	93.3%	92.5%	92.1%
TOTAL ≥ 10,000 SF		96.1%	95.9%	95.4%	94.8%	94.4%
TOTAL < 10,000 SF		89.3%	89.2%	88.8%	87.7%	87.0%
ABR		$944,756	$944,490	$940,869	$929,793	$910,758
ABR PSF		$16.46	$16.19	$16.02	$15.90	$15.64

PORTFOLIO BY UNIT SIZE AS OF 3/31/23
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	Percent of ABR	ABR PSF
≥ 35,000 SF	411	23,207,824	35.8%	94.0%	96.3%	$218,922	23.2%	$11.16
20,000 - 34,999 SF	489	12,770,494	19.6%	91.6%	96.6%	146,513	15.5%	11.99
10,000 - 19,999 SF	612	8,334,012	12.8%	89.8%	95.0%	119,086	12.6%	15.39
5,000 - 9,999 SF	1,102	7,606,497	11.7%	85.7%	91.0%	134,892	14.3%	20.22
< 5,000 SF	6,139	13,085,866	20.1%	83.8%	88.3%	325,343	34.4%	29.12
TOTAL	8,753	65,004,693	100.0%	90.0%	94.0%	$944,756	100.0%	$16.46

TOTAL ≥ 10,000 SF	1,512	44,312,330	68.2%	92.5%	96.1%	$484,521	51.3%	$12.25
TOTAL < 10,000 SF	7,241	20,692,363	31.8%	84.5%	89.3%	460,235	48.7%	25.79

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 26

PORTFOLIO COMPOSITION
Dollars in thousands

ESSENTIAL AND OTHER TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

NATIONAL / REGIONAL AND LOCAL TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

↩ Table of Contents

Merchandise Mix	ABR	Percent of ABR

ESSENTIAL	$303,582	33%
Grocery / Pharmacy	141,413	15%
General Merchandise (Discount / Dollar)	31,270	3%
Pet	26,753	3%
Medical (essential)	26,712	3%
Financial services	25,265	3%
Mail / Shipping and Other services	15,547	2%
Home improvement	15,388	2%
Other Essential	10,876	1%
Auto	10,358	1%

OTHER	$641,174	67%
Restaurants	148,436	15%
Other Personal Services	72,805	8%
Off-Price Apparel	62,306	6%
Fitness / Sports	54,667	6%
Value Apparel, Shoes, Accessories	46,614	5%
Home Décor	44,529	5%
General Merchandise (Department, Gift, etc.)	40,627	4%
Other Retail	39,797	4%
Other Medical	28,777	3%
Electronics & Appliance	25,572	3%
Entertainment	20,128	2%
Health & Beauty	19,343	2%
Hobby & Crafts	16,833	2%
Other Professional Services	11,807	1%
Liquor	8,933	1%

TOTAL	$944,756	100%

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 27

TOP FORTY RETAILERS RANKED BY ABR								↩ Table of Contents
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA (1)	Percent of GLA (1)	ABR (1)	Percent of ABR (1)	ABR PSF (1)
1	The TJX Companies, Inc. (2)	86	2,564,599	3.9%	$32,008	3.4%	$12.48
2	The Kroger Co. (3)	44	2,993,862	4.6%	22,648	2.4%	7.56
3	Burlington Stores, Inc.	36	1,567,993	2.4%	18,071	1.9%	11.52
4	Dollar Tree Stores, Inc. (4)	119	1,357,696	2.1%	15,708	1.7%	11.57
5	Publix Super Markets, Inc.	31	1,431,891	2.2%	14,555	1.5%	10.16
6	Ross Stores, Inc (5)	39	1,017,273	1.6%	12,919	1.4%	12.70
7	L.A Fitness International, LLC (6)	14	566,362	0.9%	10,994	1.2%	19.41
8	Amazon.com, Inc. / Whole Foods Market Services, Inc.	15	551,442	0.8%	9,661	1.0%	17.52
9	Albertson's Companies, Inc (7)	14	750,202	1.2%	9,638	1.0%	12.85
10	PetSmart, Inc.	26	569,631	0.9%	9,324	1.0%	16.37

		424	13,370,951	20.6%	155,526	16.5%	11.63

11	Ahold Delhaize (8)	16	864,719	1.3%	9,324	1.0%	10.78
12	Five Below, Inc.	50	465,044	0.7%	9,232	1.0%	19.85
13	Ulta Beauty, Inc.	32	356,888	0.5%	8,542	0.9%	23.93
14	PETCO Animal Supplies, Inc.	35	480,017	0.7%	8,459	0.9%	17.62
15	Kohl's Corporation	13	1,009,337	1.6%	8,208	0.9%	8.13
16	Big Lots, Inc.	31	1,009,969	1.6%	7,377	0.8%	7.30
17	The Michaels Companies, Inc.	21	472,884	0.7%	6,169	0.7%	13.05
18	Party City Holdco Inc.	25	373,123	0.6%	5,805	0.6%	15.56
19	Staples, Inc.	21	442,469	0.7%	5,373	0.6%	12.14
20	Best Buy Co., Inc.	11	413,875	0.6%	5,261	0.6%	12.71

		679	19,259,276	29.6%	229,276	24.5%	11.90

21	Bed Bath & Beyond, Inc. (9)	18	450,246	0.7%	5,137	0.5%	11.41
22	CVS Health	15	222,799	0.3%	5,042	0.5%	22.63
23	JOANN Stores, Inc.	19	398,614	0.6%	4,797	0.5%	12.03
24	JP Morgan Chase & Co.	25	94,928	0.1%	4,726	0.5%	49.79
25	DICK's Sporting Goods, Inc. (10)	12	413,069	0.6%	4,611	0.5%	11.16
26	Gap, Inc. (11)	14	233,319	0.4%	4,555	0.5%	19.52
27	Office Depot, Inc. (12)	18	383,814	0.6%	4,512	0.5%	11.76
28	Sprouts Farmers Market, Inc.	7	200,366	0.3%	4,384	0.5%	21.88
29	Hobby Lobby Stores, Inc.	11	604,732	0.9%	4,318	0.5%	7.14
30	The Home Depot, Inc.	5	428,868	0.7%	4,196	0.4%	9.78
31	Barnes & Noble, Inc.	11	228,096	0.4%	4,054	0.4%	17.77
32	At Home Stores LLC	6	544,922	0.8%	3,996	0.4%	7.33
33	AMC Entertainment	4	200,955	0.3%	3,704	0.4%	18.43
34	Designer Brands Inc. (DSW)	12	232,077	0.4%	3,685	0.4%	15.88
35	Bank of America, NA	25	87,063	0.1%	3,648	0.4%	41.90
36	National Vision, Inc. (13)	34	124,311	0.2%	3,600	0.4%	28.96
37	Harbor Freight Tools	19	325,381	0.5%	3,582	0.4%	11.01
38	Sally Beauty Holdings, Inc. (14)	77	148,070	0.2%	3,573	0.4%	24.13
39	Chipotle Mexican Grill, Inc.	30	73,870	0.1%	3,485	0.4%	47.18
40	Wakefern Food Corporation (15)	4	230,254	0.4%	3,398	0.4%	14.76

	TOTAL TOP 40 RETAILERS	1,045	24,885,030	38.2%	$312,279	33.4%	$12.55

(1) Includes only locations which are owned or guaranteed by the parent company. Excludes		(7) Includes Tom Thumb-3, Vons-3, Acme-2, Jewel-Osco-2, Albertsons-1, Randalls-1,				(11) Includes Old Navy-12 and Gap Factory-2.
all franchise locations.		Shop & Save Market-1 and Star Market-1.				(12) Includes Office Depot-10 and OfficeMax-8.
(2) Includes T.J. Maxx-32, Marshalls-31, HomeGoods-17, Sierra Trading Post-4 and HomeSense-2.		(8) Includes Giant Food-6, Super Stop & Shop-5, Food Lion-2, Stop & Shop-1, Bottom Dollar Food-1,				(13) Includes America's Best Contacts & Eyeglasses-32 and Eyeglass World-2.
(3) Includes Kroger-32, King Soopers-4, Ralphs-3, Dillons-1, Harris Teeter-1,		and Tops Market-1.				(14) Includes Sally Beauty-65, Cosmoprof-10, Happy Beauty-1 and
Food 4 Less-1, Pay Less-1 and Pick 'N Save-1.		(9) Includes Bed Bath & Beyond-11, buybuy Baby-3, Harmon Face Values-2 and				Macon Beauty Systems-1.
(4) Includes Dollar Tree-105, Family Dollar-13 and Deal$-1.		Cost Plus World Market (sublease)-2.				(15) Includes ShopRite-3 and PriceRite-1.
(5) Includes Ross Dress for Less-34 and dd's Discounts-5.		(10) Includes DICK'S Sporting Goods Warehouse Sale-5, Golf Galaxy-4 and
(6) Includes LA Fitness-7, Esporta Fitness-6, and City Sports Club-1.		DICK'S Sporting Goods-3.

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 28

NEW & RENEWAL LEASE SUMMARY												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 3/31/23	392	2,453,972	$45,360	$18.48	$5.28	$2.32	6.4	294	1,858,424	$18.44	$16.05	14.9%
Three months ended 12/31/22	380	2,589,069	41,283	15.95	4.66	2.46	7.1	270	1,918,639	15.30	13.33	14.8%
Three months ended 9/30/22	417	2,791,073	47,703	17.09	4.91	1.62	6.2	319	2,275,773	16.17	14.58	10.9%
Three months ended 6/30/22	443	2,885,438	49,312	17.09	4.59	2.15	6.5	331	2,297,341	16.38	14.56	12.5%
TOTAL - TWELVE MONTHS ENDED 3/31/23	1,632	10,719,552	$183,658	$17.13	$4.85	$2.12	6.6	1,214	8,350,177	$16.53	$14.61	13.1%

	NEW & RENEWAL LEASES ONLY
Three months ended 3/31/23	331	1,438,406	$31,986	$22.24	$9.01	$3.95	7.4	233	842,858	$24.79	$20.79	19.2%
Three months ended 12/31/22	335	1,994,542	33,341	16.72	6.05	3.19	7.8	225	1,324,112	16.18	13.68	18.3%
Three months ended 9/30/22	360	1,748,497	33,678	19.26	7.83	2.59	6.9	262	1,233,197	18.46	16.16	14.2%
Three months ended 6/30/22	387	1,962,044	36,865	18.79	6.75	3.16	7.2	275	1,373,947	18.33	16.00	14.6%
TOTAL - TWELVE MONTHS ENDED 3/31/23	1,413	7,143,489	$135,870	$19.02	$7.28	$3.19	7.3	995	4,774,114	$18.91	$16.24	16.4%

NEW LEASES
Three months ended 3/31/23	140	768,410	$15,463	$20.12	$13.22	$7.27	9.5	44	201,562	$23.33	$16.27	43.4%
Three months ended 12/31/22	152	944,792	17,203	18.21	10.55	6.69	9.6	47	306,747	18.90	13.14	43.8%
Three months ended 9/30/22	146	661,587	14,027	21.20	17.80	6.72	9.3	49	151,440	21.24	16.07	32.2%
Three months ended 6/30/22	166	870,194	17,160	19.72	12.68	6.99	9.1	56	291,223	19.75	14.71	34.3%
TOTAL - TWELVE MONTHS ENDED 3/31/23	604	3,244,983	$63,853	$19.68	$13.23	$6.92	9.4	196	950,972	$20.47	$14.75	38.8%

RENEWAL LEASES
Three months ended 3/31/23	191	669,996	$16,523	$24.66	$4.18	$0.14	5.0	189	641,296	$25.25	$22.21	13.7%
Three months ended 12/31/22	183	1,049,750	16,138	15.37	2.01	0.04	6.2	178	1,017,365	15.35	13.84	10.9%
Three months ended 9/30/22	214	1,086,910	19,651	18.08	1.76	0.08	5.4	213	1,081,757	18.07	16.17	11.8%
Three months ended 6/30/22	221	1,091,850	19,705	18.05	2.03	0.10	5.6	219	1,082,724	17.95	16.35	9.8%
TOTAL - TWELVE MONTHS ENDED 3/31/23	809	3,898,506	$72,017	$18.47	$2.32	$0.09	5.6	799	3,823,142	$18.52	$16.61	11.5%

OPTION LEASES
Three months ended 3/31/23	61	1,015,566	$13,374	$13.17	$—	$—	5.0	61	1,015,566	$13.17	$12.11	8.8%
Three months ended 12/31/22	45	594,527	7,942	13.36	—	—	4.8	45	594,527	13.36	12.54	6.5%
Three months ended 9/30/22	57	1,042,576	14,025	13.45	—	—	5.2	57	1,042,576	13.45	12.71	5.8%
Three months ended 6/30/22	56	923,394	12,447	13.48	—	—	5.0	56	923,394	13.48	12.41	8.6%
TOTAL - TWELVE MONTHS ENDED 3/31/23	219	3,576,063	$47,788	$13.36	$—	$—	5.0	219	3,576,063	$13.36	$12.43	7.5%

LEASES BY ANCHOR AND SMALL SHOP	Three Months Ended 3/31/23						Twelve Months Ended 3/31/23
	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
Total - New, Renewal & Option Leases	14%	1,552,962	63%	44%	$12.71	14.8%	15%	6,904,122	64%	45%	$12.01	11.6%
New & Renewal Leases Only	9%	681,820	47%	31%	14.44	26.8%	11%	3,808,043	53%	35%	12.36	17.8%
New Leases	13%	461,172	60%	40%	13.39	91.0%	13%	1,751,815	54%	39%	14.14	57.6%
Renewal Leases	7%	220,648	33%	22%	16.62	5.2%	10%	2,056,228	53%	31%	10.84	8.6%
Option Leases	39%	871,142	86%	74%	11.36	9.0%	43%	3,096,079	87%	75%	11.58	6.9%
Small Shop Leases (< 10,000 SF)
Total - New, Renewal & Option Leases	86%	901,010	37%	56%	$28.43	15.0%	85%	3,815,430	36%	55%	$26.40	14.6%
New & Renewal Leases Only	91%	756,586	53%	69%	29.27	16.8%	89%	3,335,446	47%	65%	26.63	15.8%
New Leases	87%	307,238	40%	60%	30.22	19.6%	87%	1,493,168	46%	61%	26.18	29.4%
Renewal Leases	93%	449,348	67%	78%	28.61	16.2%	90%	1,842,278	47%	69%	26.99	12.8%
Option Leases	61%	144,424	14%	26%	24.06	8.1%	57%	479,984	13%	25%	24.85	9.0%

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 29

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED							↩ Table of Contents
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	3/31/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22
NEW LEASES
Weighted average over lease term:
Base rent	$21.02	$21.47	$19.48	$22.77	$20.96	$18.87
Tenant improvements and allowances	(1.57)	(1.59)	(1.16)	(2.15)	(1.57)	(1.65)
Third party leasing commissions	(0.71)	(0.74)	(0.69)	(0.71)	(0.71)	(0.63)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	18.74	19.14	17.63	19.91	18.68	16.59
Tenant specific landlord work (1)	(1.97)	(2.07)	(2.10)	(1.93)	(1.77)	(1.57)
NET EFFECTIVE RENT	$16.77	$17.07	$15.53	$17.98	$16.91	$15.02
Net effective rent before tenant specific landlord work /
base rent	89%	89%	91%	87%	89%	88%
Net effective rent / base rent	80%	80%	80%	79%	81%	80%
Weighted average term (years)	9.4	9.5	9.6	9.3	9.1	9.0

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	37%	39%	38%	27%	43%	31%
< 10,000 SF	63%	61%	62%	73%	57%	69%

LEASES SIGNED BUT NOT YET COMMENCED (2)
As of 3/31/23:	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	74	1,876,128	$25,100	$13.38
< 10,000 SF	342	1,081,597	31,073	28.73
TOTAL	416	2,957,725	$56,173	$18.99

EXPECTED TIMING OF THE LEASES SIGNED BUT NOT YET COMMENCED
	2023 (remaining)	2024	2025+	Total
Projected Lease Commencements	$36,172	$15,804	$4,197	$56,173

(1) Represents base building costs funded through tenant allowances.
(2) Signed but not commenced population represents approximately 450 basis points of total portfolio GLA ($56.2M in ABR), 50 basis points ($7.9M in ABR) of which represents leases on space that will be vacated by existing tenants in the near term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 30

LEASE EXPIRATION SCHEDULE																	↩ Table of Contents

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	306	1,065,972	1.7%	1.7%	$15.10	$15.10	24	445,391	1.0%	0.8%	$8.39	$8.39	282	620,581	3.4%	2.7%	$19.90	$19.90
2023	679	2,983,668	4.9%	4.5%	14.40	14.40	53	1,422,287	3.3%	2.2%	7.51	7.51	626	1,561,381	8.4%	7.0%	20.68	20.68
2024	1,164	7,991,785	13.1%	11.9%	14.08	14.15	179	5,419,038	12.7%	11.1%	9.92	9.93	985	2,572,747	13.9%	12.8%	22.84	23.06
2025	1,062	7,797,995	12.8%	12.1%	14.65	14.82	184	5,432,209	12.8%	12.2%	10.86	10.88	878	2,365,786	12.8%	12.0%	23.35	23.89
2026	944	7,112,566	11.6%	11.8%	15.67	16.07	168	4,947,604	11.6%	11.6%	11.37	11.45	776	2,164,962	11.7%	12.0%	25.50	26.62
2027	996	8,254,744	13.5%	13.4%	15.34	15.91	188	5,883,696	13.8%	13.8%	11.39	11.54	808	2,371,048	12.8%	13.0%	25.14	26.74
2028	750	5,993,259	9.8%	10.2%	16.08	17.17	152	4,242,849	10.0%	10.6%	12.11	12.48	598	1,750,410	9.5%	9.8%	25.69	28.55
2029	409	4,358,930	7.1%	7.0%	15.15	16.58	110	3,374,040	7.9%	8.3%	11.87	12.71	299	984,890	5.3%	5.6%	26.38	29.85
2030	308	2,997,677	4.9%	4.9%	15.51	17.15	69	2,178,601	5.1%	5.0%	11.08	11.90	239	819,076	4.4%	4.9%	27.32	31.12
2031	275	2,630,320	4.3%	4.5%	16.16	18.26	68	1,911,362	4.5%	5.0%	12.66	13.96	207	718,958	3.9%	4.0%	25.47	29.68
2032	353	2,883,219	4.7%	5.4%	17.66	19.91	65	1,955,575	4.6%	5.0%	12.27	13.30	288	927,644	5.0%	5.8%	29.01	33.85
2033+	627	7,013,956	11.6%	12.6%	16.91	19.61	185	5,389,613	12.7%	14.4%	13.06	14.69	442	1,624,343	8.9%	10.4%	29.69	35.92

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	306	1,065,972	1.7%	1.7%	$15.10	$15.10	24	445,391	1.0%	0.8%	$8.39	$8.39	282	620,581	3.4%	2.7%	$19.90	$19.90
2023	591	2,140,676	3.5%	3.4%	15.11	15.11	34	778,586	1.8%	1.1%	6.61	6.61	557	1,362,090	7.4%	5.9%	19.96	19.96
2024	837	3,330,817	5.5%	5.8%	16.55	16.69	62	1,498,814	3.5%	3.0%	9.65	9.65	775	1,832,003	9.9%	8.8%	22.19	22.44
2025	700	2,477,606	4.1%	4.9%	18.78	19.21	44	923,263	2.2%	2.1%	10.98	11.02	656	1,554,343	8.4%	7.9%	23.41	24.08
2026	591	2,354,981	3.9%	4.7%	18.69	19.60	41	996,762	2.3%	2.2%	10.46	10.72	550	1,358,219	7.3%	7.3%	24.73	26.11
2027	622	2,557,833	4.2%	5.4%	19.95	21.32	52	1,111,215	2.6%	2.8%	12.18	12.63	570	1,446,618	7.8%	8.1%	25.92	27.99
2028	487	1,997,033	3.3%	4.3%	20.21	22.33	38	821,389	1.9%	2.2%	13.16	13.60	449	1,175,644	6.4%	6.4%	25.13	28.43
2029	308	1,410,007	2.3%	2.9%	19.51	21.85	29	576,483	1.4%	1.4%	11.87	13.16	279	833,524	4.5%	4.5%	24.79	27.87
2030	279	1,730,534	2.8%	3.0%	16.60	18.46	37	992,757	2.3%	2.3%	11.00	11.82	242	737,777	4.0%	3.9%	24.13	27.40
2031	273	1,760,180	2.9%	3.1%	16.88	19.13	37	1,059,777	2.5%	2.5%	11.29	12.35	236	700,403	3.8%	3.9%	25.35	29.40
2032	306	2,113,729	3.5%	4.0%	17.94	20.12	55	1,320,703	3.1%	3.4%	12.66	13.76	251	793,026	4.3%	4.6%	26.74	30.71
2033+	2,573	38,144,723	62.3%	56.8%	14.04	18.10	992	32,077,125	75.4%	76.2%	11.53	14.71	1,581	6,067,598	32.8%	36.0%	27.29	36.02

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 3/31/23				79.6%	84.1%

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 31

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

PROPERTIES BY LARGEST US CBSAs									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest US CBSAs by 2022 Population		Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
	Top 50 Largest US CBSAs by Population		256	44,734,483	89.3%	93.6%	$673,819	$17.09	69.8%	68.8%	71.4%
	CBSAs Ranked 51 - 100 by Population		42	7,710,550	90.6%	93.5%	96,651	14.23	11.4%	11.9%	10.2%
	Other CBSAs		69	12,559,660	92.1%	95.7%	174,286	15.58	18.8%	19.3%	18.4%

	TOTAL		367	65,004,693	90.0%	94.0%	$944,756	$16.46	100.0%	100.0%	100.0%

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	7	22	3,998,296	87.0%	94.0%	$68,361	$21.03	5.9%	6.2%	7.3%
2	New York-Newark-Jersey City, NY-NJ-PA	1	26	3,193,788	89.3%	94.1%	67,691	23.00	7.0%	4.9%	7.3%
3	Chicago-Naperville-Elgin, IL-IN-WI	3	17	4,327,656	84.3%	86.9%	53,820	14.89	4.5%	6.7%	5.8%
4	Houston-The Woodlands-Sugar Land, TX	5	30	4,003,929	90.7%	92.8%	52,431	14.53	8.1%	6.2%	5.5%
5	Dallas-Fort Worth-Arlington, TX	4	13	2,715,190	83.8%	90.5%	45,563	19.61	3.5%	4.2%	4.8%
6	Los Angeles-Long Beach-Anaheim, CA	2	11	1,888,045	93.8%	99.0%	42,834	24.88	3.0%	2.9%	4.5%
7	Atlanta-Sandy Springs-Alpharetta, GA	8	23	3,315,917	86.2%	94.1%	41,457	13.71	6.2%	5.1%	4.4%
8	Tampa-St. Petersburg-Clearwater, FL	18	11	1,778,215	92.2%	96.4%	27,507	16.70	3.0%	2.7%	2.9%
9	Cincinnati, OH-KY-IN	30	7	1,864,136	92.8%	97.3%	25,464	17.87	1.9%	2.9%	2.7%
10	Miami-Fort Lauderdale-Pompano Beach, FL	9	9	1,486,123	87.4%	90.5%	22,005	16.82	2.5%	2.3%	2.3%
	10 Largest CBSAs by ABR	—	169	28,571,295	88.1%	93.0%	447,133	17.98	45.6%	44.1%	47.5%

11	Naples-Marco Island, FL	142	5	1,068,511	93.6%	98.4%	20,286	19.61	1.4%	1.6%	2.1%
12	Denver-Aurora-Lakewood, CO	19	6	1,315,848	95.5%	99.3%	18,858	15.50	1.6%	2.0%	2.0%
13	Orlando-Kissimmee-Sanford, FL	23	5	808,446	90.4%	94.7%	17,693	23.30	1.4%	1.2%	1.9%
14	Detroit-Warren-Dearborn, MI	14	8	1,456,405	89.2%	92.7%	16,752	13.48	2.2%	2.2%	1.8%
15	San Diego-Chula Vista-Carlsbad, CA	17	3	655,343	97.1%	99.6%	16,313	25.51	0.8%	1.0%	1.7%
16	Charlotte-Concord-Gastonia, NC-SC	22	5	1,312,391	96.1%	97.6%	15,242	13.44	1.4%	2.0%	1.6%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,086,726	84.6%	85.7%	13,695	16.36	2.2%	1.7%	1.4%
18	Ann Arbor, MI	150	3	814,826	95.6%	97.0%	13,076	16.66	0.8%	1.3%	1.4%
19	San Francisco-Oakland-Berkeley, CA	13	2	506,994	95.1%	95.5%	11,702	29.75	0.5%	0.8%	1.2%
20	Vallejo, CA	123	1	519,324	93.7%	99.6%	11,173	21.78	0.3%	0.8%	1.2%
	20 Largest CBSAs by ABR	—	215	38,116,109	89.3%	93.6%	601,923	18.01	58.2%	58.7%	63.8%

21	Binghamton, NY	197	4	751,572	90.4%	94.6%	10,675	15.01	1.1%	1.2%	1.1%
22	North Port-Sarasota-Bradenton, FL	69	5	734,750	94.2%	98.4%	10,474	14.57	1.4%	1.1%	1.1%
23	Port St. Lucie, FL	113	5	690,384	90.8%	92.9%	10,207	16.02	1.4%	1.1%	1.1%
24	Nashville-Davidson--Murfreesboro--Franklin, TN	36	4	798,262	97.4%	97.9%	10,080	12.96	1.1%	1.2%	1.1%
25	Memphis, TN-MS-AR	44	1	649,252	93.0%	95.8%	10,054	17.02	0.3%	1.0%	1.1%
26	Allentown-Bethlehem-Easton, PA-NJ	71	3	829,432	96.1%	97.3%	10,022	13.69	0.8%	1.3%	1.1%
27	Riverside-San Bernardino-Ontario, CA	12	4	501,668	94.1%	97.4%	9,676	22.73	1.1%	0.8%	1.0%

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 32

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
28	Boston-Cambridge-Newton, MA-NH	11	6	722,376	93.3%	94.7%	9,528	13.93	1.6%	1.1%	1.0%
29	Cleveland-Elyria, OH	35	3	799,543	83.6%	92.8%	9,408	12.77	0.8%	1.2%	1.0%
30	Indianapolis-Carmel-Anderson, IN	33	2	714,943	95.1%	96.3%	8,215	12.11	0.5%	1.1%	0.9%
31	Jacksonville, FL	40	3	695,151	93.5%	98.1%	8,138	12.45	0.8%	1.1%	0.9%
32	Hartford-East Hartford-Middletown, CT	49	3	584,167	81.7%	93.5%	8,134	14.89	0.8%	0.9%	0.9%
33	Louisville/Jefferson County, KY-IN	46	4	700,179	91.1%	92.7%	7,625	12.08	1.1%	1.1%	0.8%
34	Worcester, MA-CT	59	3	515,320	85.7%	97.8%	6,771	16.00	0.8%	0.8%	0.7%
35	New Haven-Milford, CT	70	4	488,290	85.0%	93.5%	6,535	14.31	1.1%	0.8%	0.7%
36	Scranton--Wilkes-Barre, PA	103	2	618,795	95.6%	99.5%	6,443	23.75	0.5%	1.0%	0.7%
37	Milwaukee-Waukesha, WI	41	4	566,588	86.9%	91.8%	6,317	12.14	1.1%	0.9%	0.7%
38	Greensboro-High Point, NC	79	1	407,244	99.4%	99.7%	6,156	15.16	0.3%	0.6%	0.7%
39	Wilmington, NC	170	2	379,107	97.7%	98.1%	5,884	15.99	0.5%	0.6%	0.6%
40	Oxnard-Thousand Oaks-Ventura, CA	73	2	319,844	84.5%	96.6%	5,706	19.14	0.5%	0.5%	0.6%
41	Poughkeepsie-Newburgh-Middletown, NY	87	3	399,379	97.0%	97.0%	5,663	14.86	0.8%	0.6%	0.6%
42	College Station-Bryan, TX	185	3	433,728	92.8%	94.6%	5,649	16.60	0.8%	0.7%	0.6%
43	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	2	412,451	90.3%	92.6%	5,432	14.66	0.5%	0.6%	0.6%
44	Spartanburg, SC	157	1	369,759	73.9%	95.1%	4,965	14.69	0.3%	0.6%	0.5%
45	Dayton-Kettering, OH	75	1	333,998	96.1%	98.0%	4,758	15.18	0.3%	0.5%	0.5%
46	Mobile, AL	126	1	410,401	89.1%	91.7%	4,399	11.97	0.3%	0.6%	0.5%
47	Manchester-Nashua, NH	131	2	234,250	95.9%	98.2%	4,338	20.28	0.5%	0.4%	0.5%
48	Kansas City, MO-KS	31	3	448,226	89.2%	96.1%	4,240	9.85	0.8%	0.7%	0.4%
49	Panama City, FL	250	2	397,492	98.1%	98.1%	4,209	10.79	0.5%	0.6%	0.4%
50	Raleigh-Cary, NC	42	2	286,697	96.5%	97.9%	4,179	15.01	0.5%	0.4%	0.4%
	50 Largest CBSAs by ABR	—	300	54,309,357	90.0%	94.3%	815,803	16.96	81.1%	83.8%	86.6%

51	Greenville-Anderson, SC	61	2	220,723	98.9%	99.4%	4,167	19.45	0.5%	0.3%	0.4%
52	Cape Coral-Fort Myers, FL	77	1	281,394	98.9%	98.9%	4,095	15.09	0.3%	0.4%	0.4%
53	Boulder, CO	161	1	275,919	74.9%	85.8%	4,092	17.28	0.3%	0.4%	0.4%
54	Norwich-New London, CT	186	1	243,511	88.3%	88.3%	4,002	19.05	0.3%	0.4%	0.4%
55	Charleston-North Charleston, SC	74	2	498,871	81.7%	81.7%	3,982	9.94	0.5%	0.8%	0.4%
56	Bakersfield, CA	63	1	240,068	97.8%	97.8%	3,729	16.18	0.3%	0.4%	0.4%
57	Richmond, VA	45	2	229,789	90.6%	95.1%	3,699	16.93	0.5%	0.4%	0.4%
58	Atlantic City-Hammonton, NJ	180	1	179,183	91.3%	99.1%	3,645	20.53	0.3%	0.3%	0.4%
59	Winston-Salem, NC	89	2	351,938	86.0%	86.0%	3,504	12.22	0.5%	0.5%	0.4%
60	Greenville, NC	256	1	233,153	95.0%	98.1%	3,306	14.45	0.3%	0.4%	0.3%
61	Virginia Beach-Norfolk-Newport News, VA-NC	38	1	150,105	96.5%	99.8%	3,284	22.14	0.3%	0.2%	0.3%
62	Fresno, CA	56	1	255,149	83.3%	83.3%	3,269	15.37	0.3%	0.4%	0.3%
63	Hilton Head Island-Bluffton, SC	208	2	231,952	78.2%	78.9%	3,261	17.82	0.5%	0.4%	0.3%
64	Springfield, MA	88	2	322,088	93.3%	93.3%	2,984	13.61	0.5%	0.5%	0.3%
65	Pittsfield, MA	332	1	188,444	99.1%	99.1%	2,981	15.97	0.3%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 33

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
66	Savannah, GA	135	2	221,381	96.6%	96.6%	2,856	13.36	0.5%	0.3%	0.3%
67	Bridgeport-Stamford-Norwalk, CT	60	1	161,075	93.8%	100.0%	2,757	17.12	0.3%	0.2%	0.3%
68	Roanoke, VA	164	2	313,340	94.6%	97.1%	2,681	10.93	0.5%	0.5%	0.3%
69	Elkhart-Goshen, IN	224	1	214,067	88.9%	94.7%	2,651	13.07	0.3%	0.3%	0.3%
70	Duluth, MN-WI	174	1	183,105	97.1%	99.1%	2,622	14.46	0.3%	0.3%	0.3%
71	Columbus, OH	32	2	276,504	85.9%	88.4%	2,609	11.04	0.5%	0.4%	0.3%
72	Concord, NH	285	1	196,542	93.6%	97.5%	2,602	14.35	0.3%	0.3%	0.3%
73	Santa Maria-Santa Barbara, CA	124	1	166,696	85.3%	99.0%	2,379	14.41	0.3%	0.3%	0.3%
74	Rutland, VT	537	1	223,314	90.0%	100.0%	2,291	10.26	0.3%	0.3%	0.2%
75	Flint, MI	138	1	164,632	100.0%	100.0%	2,205	13.48	0.3%	0.3%	0.2%
76	St. Louis, MO-IL	21	2	208,998	96.1%	96.1%	2,180	11.03	0.5%	0.3%	0.2%
77	Austin-Round Rock-Georgetown, TX	26	1	170,605	96.0%	96.0%	2,168	13.24	0.3%	0.3%	0.2%
78	Manhattan, KS	326	1	214,898	99.5%	99.5%	2,142	16.09	0.3%	0.3%	0.2%
79	Greeneville, TN	485	1	224,139	97.9%	99.3%	2,100	9.64	0.3%	0.3%	0.2%
80	Trenton-Princeton, NJ	147	1	149,993	97.3%	97.3%	2,099	14.38	0.3%	0.2%	0.2%
81	Columbus, IN	444	1	143,740	99.2%	100.0%	2,015	14.02	0.3%	0.2%	0.2%
82	Ithaca, NY	377	1	204,405	94.5%	94.5%	1,982	10.26	0.3%	0.3%	0.2%
83	Crestview-Fort Walton Beach-Destin, FL	173	1	158,118	96.4%	97.6%	1,907	12.36	0.3%	0.2%	0.2%
84	Portland-South Portland, ME	104	1	287,533	95.5%	95.5%	1,887	17.76	0.3%	0.4%	0.2%
85	Deltona-Daytona Beach-Ormond Beach, FL	91	1	184,379	98.7%	100.0%	1,851	10.04	0.3%	0.3%	0.2%
86	California-Lexington Park, MD	362	1	92,335	100.0%	100.0%	1,847	20.00	0.3%	0.1%	0.2%
87	Tucson, AZ	54	1	165,350	79.3%	79.3%	1,829	13.95	0.3%	0.3%	0.2%
88	Ocean City, NJ	412	1	136,351	73.6%	98.2%	1,782	13.30	0.3%	0.2%	0.2%
89	Palm Bay-Melbourne-Titusville, FL	97	1	126,333	86.3%	95.9%	1,777	14.66	0.3%	0.2%	0.2%
90	Des Moines-West Des Moines, IA	83	1	269,705	70.3%	73.9%	1,658	8.32	0.3%	0.4%	0.2%
91	Toledo, OH	95	1	289,105	81.0%	81.0%	1,637	12.79	0.3%	0.4%	0.2%
92	London, KY	300	1	165,826	100.0%	100.0%	1,609	9.70	0.3%	0.3%	0.2%
93	Georgetown, SC	518	1	120,095	96.4%	96.4%	1,608	13.89	0.3%	0.2%	0.2%
94	Durham-Chapel Hill, NC	93	1	97,226	97.1%	97.1%	1,562	16.55	0.3%	0.1%	0.2%
95	Muskegon, MI	252	1	104,600	96.2%	96.2%	1,528	15.19	0.3%	0.2%	0.2%
96	Sacramento-Roseville-Folsom, CA	27	1	105,531	27.8%	51.5%	1,465	26.94	0.3%	0.2%	0.2%
97	Lafayette-West Lafayette, IN	210	1	132,027	100.0%	100.0%	1,408	10.66	0.3%	0.2%	0.1%
98	Lansing-East Lansing, MI	107	1	160,946	63.6%	66.5%	1,209	11.30	0.3%	0.2%	0.1%
99	Modesto, CA	106	1	86,689	100.0%	100.0%	1,208	14.34	0.3%	0.1%	0.1%
100	Elizabethtown-Fort Knox, KY	278	1	130,466	97.7%	98.6%	1,078	8.38	0.3%	0.2%	0.1%
	100 Largest CBSAs by ABR	—	360	64,461,693	90.0%	94.0%	938,992	16.49	98.1%	99.2%	99.4%

	Other CBSAs	—	7	543,000	88.0%	88.2%	5,764	12.22	1.9%	0.8%	0.6%

TOTAL		—	367	65,004,693	90.0%	94.0%	$944,756	$16.46	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 34

PROPERTIES BY STATE										↩ Table of Contents
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	49	8,409,296	92.2%	95.8%	$130,149	$16.52	13.3%	12.8%	13.7%
2	California	28	5,245,351	92.0%	96.7%	109,454	23.10	7.5%	8.1%	11.6%
3	Texas	48	7,408,119	88.5%	92.1%	106,884	16.41	13.1%	11.4%	11.3%
4	New York	26	3,383,259	92.6%	95.4%	68,087	21.54	7.1%	5.2%	7.2%
5	Pennsylvania	24	4,341,161	88.0%	94.6%	65,584	19.67	6.5%	6.7%	6.9%
6	Illinois	17	4,327,656	84.3%	86.9%	53,820	14.89	4.6%	6.7%	5.7%
7	New Jersey	16	2,821,952	89.2%	95.0%	46,201	18.30	4.4%	4.3%	4.9%
8	Georgia	26	3,616,220	87.1%	94.4%	45,203	13.65	7.1%	5.6%	4.8%
9	North Carolina	14	3,067,756	95.6%	96.7%	39,833	14.24	3.8%	4.7%	4.2%
10	Michigan	15	2,800,938	90.5%	92.9%	35,531	14.29	4.1%	4.3%	3.8%
11	Ohio	13	2,876,545	89.0%	94.0%	35,354	15.21	3.5%	4.4%	3.7%
12	Tennessee	7	1,791,013	96.0%	97.5%	23,238	13.62	1.9%	2.8%	2.5%
13	Colorado	7	1,591,767	91.9%	96.9%	22,950	15.79	1.9%	2.4%	2.4%
14	Connecticut	9	1,477,043	85.2%	93.4%	21,428	15.59	2.5%	2.3%	2.3%
15	Massachusetts	10	1,506,840	92.0%	96.3%	20,008	15.53	2.7%	2.3%	2.1%
16	Kentucky	7	1,683,212	92.7%	95.0%	18,834	13.06	1.9%	2.6%	2.0%
17	South Carolina	8	1,441,400	83.0%	88.6%	17,983	14.37	2.2%	2.2%	1.9%
18	Minnesota	9	1,269,831	86.4%	87.6%	16,317	16.02	2.5%	2.0%	1.7%
19	Indiana	5	1,204,777	95.0%	96.8%	14,289	12.35	1.4%	1.9%	1.5%
20	Virginia	6	826,116	90.6%	94.1%	10,679	14.89	1.6%	1.3%	1.1%
21	New Hampshire	5	672,180	92.9%	96.2%	9,196	14.83	1.4%	1.0%	1.0%
22	Wisconsin	4	566,588	86.9%	91.8%	6,317	12.14	1.1%	0.9%	0.7%
23	Maryland	2	371,904	98.4%	99.2%	6,264	17.51	0.5%	0.6%	0.7%
24	Missouri	4	495,523	91.4%	97.6%	4,881	10.16	1.1%	0.8%	0.5%
25	Alabama	1	410,401	89.1%	91.7%	4,399	11.97	0.3%	0.6%	0.5%
26	Kansas	2	376,599	96.0%	96.0%	3,681	13.10	0.5%	0.6%	0.4%
27	Vermont	1	223,314	90.0%	100.0%	2,291	10.26	0.3%	0.3%	0.2%
28	Maine	1	287,533	95.5%	95.5%	1,887	17.76	0.3%	0.4%	0.2%
29	Arizona	1	165,350	79.3%	79.3%	1,829	13.95	0.3%	0.3%	0.2%
30	Iowa	1	269,705	70.3%	73.9%	1,658	8.32	0.3%	0.4%	0.2%
31	West Virginia	1	75,344	44.8%	44.8%	527	15.61	0.3%	0.1%	0.1%

TOTAL		367	65,004,693	90.0%	94.0%	$944,756	$16.46	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 35

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	410,401	91.7%	$4,399	$11.97	Sam's Club*	Bed Bath & Beyond (5), Big Lots, Burke's Outlet, Burlington Stores, Conn's HomePlus, Cost Plus World Market, Crunch Fitness, David's Bridal, Fresenius Medical Care, Marshalls, Shoe Station	—
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	79.3%	1,829	13.95	Sam's Club*	Bookmans, CareMore, Defy-Tucson	—
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	97.8%	3,729	16.18	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
4	Brea Gateway	Brea	CA	Los Angeles-Long Beach-Anaheim, CA	1994	181,819	100.0%	4,821	26.89	Ralphs (Kroger)	Cost Plus World Market, HomeGoods, Rite Aid	—
5	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	95.1%	3,214	27.83	TBA, Trader Joe's*	CVS, Harbor Freight Tools, Pet Supplies Plus	—
6	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	98.3%	1,509	22.74	Stater Bros.	—	—
7	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,149	100.0%	2,984	24.23	Sprouts Farmers Market	Burlington Stores, Chuze Fitness	—
8	The Davis Collection	Davis	CA	Sacramento-Roseville-Folsom, CA	1964	105,531	51.5%	1,465	26.94	Trader Joe's	Nordstrom Rack	—
9	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	98.8%	1,710	17.56	Vons (Albertsons)	Chuze Fitness	—
10	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	99.0%	3,253	26.37	Major Market, Trader Joe's	Rite Aid	—
11	Arbor - Broadway Faire (2)	Fresno	CA	Fresno, CA	1995	255,149	83.3%	3,269	15.37	Smart & Final Extra!	PetSmart, The Home Depot	DICK's Sporting Goods
12	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	166,696	99.0%	2,379	14.41	ALDI	Boot Barn, Five Below, Harbor Freight Tools, Marshalls, Michaels, Old Navy, Ulta	—
13	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	86,689	100.0%	1,208	14.34	Grocery Outlet	American Freight, dd's Discounts (Ross)	In Shape Fitness
14	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	100.0%	6,584	23.34	Albertsons	Best Buy, CVS, Five Below, Kohl's, Ross Dress for Less	—
15	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	98.4%	2,318	19.54	Barons Market	Crunch Fitness, Dollar Tree	—
16	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,468	12.17	Food 4 Less (Kroger)	Ross Dress for Less, Target	—
17	Metro 580	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	1996	177,573	93.4%	2,629	33.85	—	Kohl's, Party City	Walmart
18	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	2019	329,421	96.7%	9,073	28.74	99 Ranch Market, Trader Joe's	CVS, Macy's Home Store, Restoration Hardware, Total Wine & More	—
19	Puente Hills Town Center (3)	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	2023	258,685	97.0%	6,477	25.80	ALDI	Marshalls, Planet Fitness	—
20	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	98.9%	5,560	33.07	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	—
21	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,383	28.40	Stater Bros.	—	—
22	Village at Mira Mesa (3)	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2023	432,079	100.0%	11,350	27.11	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, CVS, Marshalls, Michaels, Mira Mesa Lanes	—
23	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	99.4%	4,046	24.71	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	—
24	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	92.5%	3,550	35.22	Trader Joe's	Petco, Rite Aid, Ross Dress for less	—
25	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,774	25.38	El Super, Walmart Supercenter	Esporta Fitness, Ross Dress for Less	Target
26	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,492	13.64	Vons (Albertsons)	Ace Hardware, Big Lots, CVS	—
27	Vail Ranch Center (3)	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2023	201,682	97.1%	3,599	24.76	Stater Bros.	Burlington Stores, Five Below, Rite Aid	—
28	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,187	22.31	Ralphs (Kroger)	—	—
29	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	96.1%	2,250	23.62	Sprouts Farmers Market	—	—
30	Gateway Plaza - Vallejo (3)	Vallejo	CA	Vallejo, CA	2023	519,324	99.6%	11,173	21.78	Costco*	Century Theatres, City Sports Club, DSW, Five Below, Marshalls, Michaels, OfficeMax, Party City, Petco, PetSmart, Ross Dress for Less, Ulta	Target
31	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	827	8.68	King Soopers (Kroger)	Arc	—
32	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,988	99.4%	7,662	16.31	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, DICK’S Sporting Goods Warehouse Sale, Goldfish Swim School, Kohl's, Planet Fitness	—
33	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,013	100.0%	2,164	12.58	King Soopers (Kroger)	Chuze Fitness, iGen	—
34	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	122,803	97.7%	2,060	17.42	—	Chuze Fitness	—
35	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,830	96.3%	1,214	37.56	King Soopers (Kroger)	Pet Supplies Plus	—

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 36

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

36	Superior Marketplace	Superior	CO	Boulder, CO	1997	275,919	85.8%	4,092	17.28	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Michaels, PetSmart, Restoration Hardware Outlet, Stickley Furniture, T.J.Maxx, Ulta	—
37	Westminster City Center (3)	Westminster	CO	Denver-Aurora-Lakewood, CO	2023	328,978	100.0%	4,931	14.99	—	Barnes & Noble, buybuy BABY, David's Bridal, Five Below, Golf Galaxy, JOANN, Petco, Ross Dress for Less, Sierra Trading Post, Tile Shop, Ulta	—
38	The Shoppes at Fox Run	Glastonbury	CT	Hartford-East Hartford-Middletown, CT	1974	106,498	91.0%	2,765	28.54	Whole Foods Market	Petco	—
39	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	95.2%	1,061	15.41	PriceRite (Wakefern)	—	The Home Depot
40	The Manchester Collection	Manchester	CT	Hartford-East Hartford-Middletown, CT	2001	327,775	94.8%	3,703	11.92	Walmart Supercenter*	Bed Bath & Beyond (5), Cost Plus World Market, DICK’S Sporting Goods Warehouse Sale, DSW, Edge Fitness, Frontera Grill, Hobby Lobby, U.S. Furniture	Best Buy, The Home Depot, Walmart
41	Turnpike Plaza	Newington	CT	Hartford-East Hartford-Middletown, CT	2004	149,894	92.6%	1,666	12.01	Price Chopper	Quality Furniture & Electronic	—
42	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,365	97.7%	1,783	17.65	—	Barnes & Noble, Dollar Tree, Five Below, HomeGoods, Lumber Liquidators, PetSmart	—
43	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	133,786	97.0%	1,507	11.61	—	Christmas Tree Shops, Montana Nights Axe Throwing, U.S. Furniture	—
44	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	100.0%	2,757	17.12	—	Esporta Fitness, Five Below, Marshalls	—
45	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	178,786	87.9%	2,184	13.90	Super Stop & Shop (Ahold Delhaize)	DLTR, Dollar Tree	Target
46	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	243,511	88.3%	4,002	19.05	—	DICK’S Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
47	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,394	98.9%	4,095	15.09	Publix	Anthony's Ladies Apparel, Bealls Outlet, Burlington Stores, Crunch Fitness, Naples Community Hospital, NewSouth Window Solutions, Old Time Pottery	—
48	Coastal Way - Coastal Landing (2)	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,620	99.5%	4,829	15.58	Sprouts Farmers Market	Belk, HomeGoods, Icon EV, Marshalls, Michaels, Office Depot, Petco, Ulta	—
49	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	96.4%	7,201	24.82	Costco*, SuperTarget*	Burlington Stores, David's Bridal, Five Below, Michaels, PetSmart, Ross Dress for Less, Total Music & Theatre Conservatory	Lowe's
50	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	264,129	96.3%	4,080	16.26	Publix	Big Lots, CareerSource Broward, Harvest Church, Off the Wall Trampoline, Planet Fitness, Wellmax Medical Center	—
51	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	90,483	86.4%	1,963	25.11	—	Broward County Library, CVS	—
52	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	184,379	100.0%	1,851	10.04	Publix	Big Lots, Planet Fitness, Tractor Supply Co.	—
53	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	97.6%	1,907	12.36	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	—
54	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	90,384	100.0%	950	10.89	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	—
55	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	330,567	96.1%	2,737	9.25	—	American Signature Furniture, Bealls Outlet, Crunch Fitness, David's Bridal, Dollar Tree, Ollie's Bargain Outlet, Surplus Warehouse	—
56	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	98.6%	1,950	20.15	—	Dollar Tree, Esporta Fitness	—
57	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2002	135,820	98.8%	2,749	20.84	Walmart Neighborhood Market	Walgreens	—
58	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1992	183,816	80.0%	1,788	12.59	Publix	Daily Dealz, Dollar Tree, Petco, Staples	—
59	Marco Town Center (3)	Marco Island	FL	Naples-Marco Island, FL	2023	109,545	93.2%	2,798	27.41	Publix	—	—
60	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2007	342,385	79.4%	3,399	12.84	Walmart Supercenter*	Citi Trends, Ross Dress for Less	The Home Depot
61	Shops at Palm Lakes (3)	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2023	231,536	100.0%	5,195	24.52	Fresco y Más (Southeastern Grocers)	dd's Discounts (Ross), LA Fitness, Miami Beach Healthcare Group, Ross Dress for Less	—
62	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,242	99.5%	2,785	14.49	Publix	Burlington Stores, HomeGoods, Planet Fitness	—
63	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,981	97.2%	5,406	18.12	Trader Joe's	Advance Auto Parts, Chuck E. Cheese's, Hobby Lobby, HomeSense, Marshalls	—
64	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	4,104	20.69	Publix	Marshalls, Office Depot, PGA TOUR Superstore	—
65	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,948	100.0%	5,193	21.32	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Party City, Saks OFF Fifth, Yard House	—
66	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	100.0%	1,153	14.21	Publix	Zone Fitness Club	—
67	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	88,441	98.4%	1,082	12.43	Sedano's	Family Dollar	—
68	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,616	18.54	—	Burlington Stores, LA Fitness	Target

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 37

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

69	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,199	15.71	Publix	—	—
70	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	74,583	100.0%	1,366	18.32	Seabra Foods	Office Depot	—
71	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2023	418,282	90.1%	10,562	28.51	—	Capital Grille, Cuba Libre, Hampton Social, Improv & Fat Fish Blue, Maggiano's Little Italy, Main Event, Regal Cinemas, Rodizio Grill, Sport & Social	—
72	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	853	13.22	Publix	—	—
73	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	164,917	92.8%	3,212	21.57	—	Coastal Care, Walgreens	—
74	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	92.4%	1,385	15.17	Publix	Pet Supplies Plus	—
75	Panama City Square	Panama City	FL	Panama City, FL	1989	298,665	100.0%	2,824	9.46	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	—
76	East Port Plaza (3)	Port St. Lucie	FL	Port St. Lucie, FL	2023	214,489	92.7%	2,892	14.54	Publix	Fortis Institute, Urban Air Adventure Park, Walgreens	—
77	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	96.0%	1,294	14.16	Winn-Dixie (Southeastern Grocers)	Dollar Tree	—
78	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	761	13.35	Winn-Dixie (Southeastern Grocers)	—	—
79	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	39,404	100.0%	884	22.43	SuperTarget*	The Zoo Health Club	—
80	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2020	144,078	100.0%	2,878	19.98	Publix	Archwell Health, Harbor Freight Tools, Pet Supermarket	—
81	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,187	12.95	Publix	Big Lots, Crunch Fitness, HomeGoods	—
82	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	126,333	95.9%	1,777	14.66	Publix	Home Centric, Planet Fitness	—
83	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	98.0%	2,085	13.58	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	—
84	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	274,200	100.0%	4,451	16.45	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	—
85	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	135,796	90.1%	2,199	17.97	Publix	CVS, Dollar Tree	—
86	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	98.8%	1,407	9.52	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	—
87	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2023	195,214	85.8%	2,151	12.84	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s, Crunch Fitness	—
88	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	88.2%	1,956	14.66	Publix	Flooring USA	—
89	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1989	110,109	92.4%	865	8.50	Patel Brothers	Dollar Tree	Walmart
90	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	98.9%	1,799	19.62	Publix	Rarehues	—
91	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	95.2%	1,371	17.00	—	Dollar Tree, Lumber Liquidators, Ross Dress for Less	—
92	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,551	17.49	Publix	Petco, T.J.Maxx, Ulta	—
93	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	98.8%	1,070	8.18	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	—
94	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	97.8%	1,031	9.60	Publix	American Freight Furniture	—
95	Venice Village	Venice	FL	North Port-Sarasota-Bradenton, FL	2022	175,342	95.5%	3,308	19.75	Publix	JOANN, Planet Fitness	—
96	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1993	280,749	92.3%	3,684	19.00	—	Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Burlington Stores, buybuy BABY, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
97	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1952	445,042	85.1%	4,752	12.83	City Farmers Market	Buckhead Fight Club, dd's Discounts (Ross), Happy Land Dresses, HippoHopp, NCG Cinemas	—
98	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1985	66,197	100.0%	587	8.87	Food Depot	Family Dollar	—
99	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	79,047	100.0%	1,292	16.34	Publix	—	—
100	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,270	100.0%	839	12.47	Publix	—	—
101	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	94,886	97.1%	1,343	14.58	Kroger	—	—
102	Northside	Dalton	GA	Dalton, GA	2001	78,922	100.0%	890	12.04	—	America's Thirft Stores, Dollar Tree	—
103	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	77,811	100.0%	960	12.34	Publix	—	—
104	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1986	46,670	91.2%	802	18.92	Kroger*	—	—
105	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Alpharetta, GA	1995	155,172	100.0%	1,773	11.43	Costco*	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	Big Lots

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 38

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

106	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	178,871	85.5%	1,465	11.26	Food Depot	Staples	—
107	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Alpharetta, GA	1992	218,818	100.0%	2,885	13.18	ALDI	Best Buy, Duluth Trading, Georgia Furniture Mart, Michaels, Nordstrom Rack, PetSmart	—
108	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2003	97,040	94.6%	1,353	14.74	Publix	—	—
109	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	105,884	95.2%	1,603	15.91	Publix	—	—
110	The Village at Mableton (3)	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2023	222,161	97.0%	2,112	9.80	—	Burlington Stores, Dashmart, dd's Discounts (Ross), Dollar Tree, Ollie's Bargain Outlet, Planet Fitness, Ross Dress for Less	—
111	Eastlake Plaza	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1982	56,840	97.9%	1,026	19.08	—	Crunch Fitness	—
112	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	2004	113,079	97.3%	1,443	13.11	Kroger	—	—
113	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1996	144,151	97.2%	2,165	15.45	Kroger	—	—
114	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Alpharetta, GA	1990	69,778	100.0%	682	9.77	Food Depot	—	—
115	ConneXion	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2016	107,687	94.9%	1,990	19.47	—	My Salon Suites	—
116	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1988	93,420	92.7%	1,068	12.34	—	PGA TOUR Superstore	—
117	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2005	275,294	92.1%	2,918	11.51	Publix	Ace Pickleball Club, Frontgate, SkyZone, TK Volleyball	—
118	Victory Square	Savannah	GA	Savannah, GA	2007	119,919	96.0%	1,716	14.91	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
119	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Alpharetta, GA	2008	184,185	97.0%	3,117	17.44	Kroger	—	—
120	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	135,865	93.8%	1,598	12.54	—	Conn's Home Plus, Harbor Freight Tools, NCG Cinemas	—
121	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	97.2%	1,140	11.56	Kroger	—	—
122	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	73.9%	1,658	8.32	—	Big Lots, Genesis Health Club, Many Hands Thrift, Northern Tool + Equipment, Office Depot, Skechers	—
123	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,663	96.3%	3,879	20.18	Trader Joe's	Chuck E. Cheese's, Kirkland's, Petco, Ulta	—
124	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	89.7%	2,089	15.36	—	DashMart, XSport Fitness, Wholesalers Unlimited	Kohl's
125	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	196,445	100.0%	2,466	12.55	Shop & Save Market	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	—
126	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	97.7%	4,759	16.12	—	KPot Korean BBQ & Hot Pot, Marshalls, Ross Dress for Less, The Home Depot, XSport Fitness	—
127	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	84.9%	5,746	13.34	—	AMC Theatre, At Home, Burlington Stores, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less	—
128	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	75.8%	2,195	10.61	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
129	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	47,704	100.0%	1,011	22.22	—	Dollar Tree	—
130	Elmhurst Crossing	Elmhurst	IL	Chicago-Naperville-Elgin, IL-IN-WI	2005	347,503	100.0%	4,920	14.16	Whole Foods Market	At Home, Five Below, Kohl's, Petco, Shoe Carnival	—
131	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	93.8%	2,207	13.72	—	Bear Paddle Swim School, Furniture Source & Rugs, Best Buy, Painted Tree Marketplace, PetSmart	—
132	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	86.3%	1,566	17.01	Sunset Foods	—	—
133	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	240,007	66.3%	2,078	13.06	—	Altitude Trampoline Park, David's Bridal, JOANN, LA Fitness	—
134	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	95.2%	1,789	16.74	Jewel-Osco	Planet Fitness	—
135	Westridge Court (2)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	687,950	72.0%	7,892	16.37	The Fresh Market	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, DICK'S Sporting Goods, Edge Fitness, Five Below, La-Z-Boy Furniture, Painted Tree Marketplace, Star Cinema Grille, Ulta	—
136	North Riverside Plaza	North Riverside	IL	Chicago-Naperville-Elgin, IL-IN-WI	2007	387,873	96.6%	4,500	12.01	Amazon Fresh	Best Buy, Burlington Stores, Kohl's, Michaels, Petco	—
137	Ravinia Plaza	Orland Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1990	101,800	88.4%	1,665	18.50	Whole Foods Market	Skechers	—
138	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	93.2%	1,883	17.58	—	Asian Grill Sushi Buffet, Esporta Fitness	—
139	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2022	237,973	80.2%	3,175	16.63	Amazon Fresh	Burlington Stores, Planet Fitness, Tile Shop	—
140	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	100.0%	1,466	11.21	—	Dollar Tree, Godby Home Furnishings, Ollie's Bargain Outlet	—

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 39

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

141	Columbus Center	Columbus	IN	Columbus, IN	1964	143,740	100.0%	2,015	14.02	—	Burlington Stores, Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target
142	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	214,067	94.7%	2,651	13.07	Walmart Supercenter*	Aaron's, Burlington Stores, JOANN, Ross Dress for Less, Staples	—
143	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2022	584,174	95.4%	6,749	12.32	Kroger	Aaron's, Burlington Stores, Harbor Freight Tools, Healthnet, Kohl's, Oak Street Health Center, Ross Dress for Less, Sears Outlet, T.J.Maxx	—
144	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,408	10.66	Pay Less (Kroger)	—	—
145	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	91.4%	1,539	10.41	Hy-Vee	—	—
146	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	99.5%	2,142	16.09	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	—
147	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	98.6%	1,078	8.38	—	At Home, Staples	—
148	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	686,741	95.4%	8,522	16.52	Kroger	Aaron's, Barnes & Noble, Bob's Discount Furniture, Boot Barn, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sierra Trading Post, Staples, T.J.Maxx	—
149	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,388	80.4%	1,739	11.04	—	Dollar Tree, King Pin Lanes	—
150	London Marketplace	London	KY	London, KY	1994	165,826	100.0%	1,609	9.70	Kroger	Goody's, Kohl's, Marshalls, Planet Fitness	—
151	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	97.1%	2,027	11.93	Kroger	Petco	—
152	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	158,009	97.4%	1,802	12.32	Kroger	Anytime Fitness	—
153	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	99.1%	2,057	13.06	Kroger Marketplace	—	—
154	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	140,488	100.0%	1,216	8.66	America's Food Basket	Citi Trends, Crunch Fitness, Jerusalem Discount Furniture	—
155	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,698	84.4%	2,010	29.89	—	Golf Galaxy, Staples	Duluth Trading Co.
156	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	92.0%	1,665	13.70	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	—
157	WaterTower Plaza (3)	Leominster	MA	Worcester, MA-CT	2023	284,757	96.6%	3,837	14.22	TBA	Barnes & Noble, Michaels, Party City, Petco, Staples, The Paper Store, T.J.Maxx, Ulta	—
158	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	100.0%	390	15.29	Hannaford Bros. (Ahold Delhaize)*	—	Walmart
159	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	92.6%	1,395	19.30	Stop And Compare	Crunch Fitness, Rainbow Shops	—
160	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	98.0%	2,651	14.80	Star Market (Albertsons)	Marshalls, Ocean State Job Lot, The Paper Store	—
161	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,444	99.1%	2,981	15.97	Market 32	Barnes & Noble, Michaels, Staples, Ulta	The Home Depot, Walmart
162	Westgate Plaza	Westfield	MA	Springfield, MA	1996	126,093	95.5%	1,319	13.51	ALDI	Five Below, Ocean State Job Lot, Staples, T.J.Maxx	—
163	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	205,048	99.2%	2,544	19.90	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	—
164	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,847	20.00	—	Best Buy, Old Navy, Petco, Ross Dress for Less	—
165	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	2022	279,569	99.0%	4,417	16.64	Giant Food (Ahold Delhaize)	Big Lots, Five Below, JOANN, Planet Fitness, Ross Dress for Less, Ulta	—
166	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,533	95.5%	1,887	17.76	—	Big Lots, Dollar Tree, JOANN, Lowe's, O'Reilly Auto Parts	—
167	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	95.8%	7,096	18.61	Kroger	DSW, Gardner White Furniture, Marshalls, Michaels, Nordstrom Rack, Ulta	—
168	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	288,528	98.6%	5,024	17.66	Plum Market	Burlington Stores, Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	—
169	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	98.6%	1,049	12.46	Busch’s Fresh Food Market	Ace Hardware	—
170	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	98.0%	858	11.08	—	Dollar Tree, Ollie's Bargain Outlet, True Value	—
171	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,632	100.0%	2,205	13.48	VG's Food (SpartanNash)	Dunham's Sports, Glik's	Five Below, Michaels, Old Navy, T.J.Maxx
172	Cascade East	Grand Rapids	MI	Grand Rapids-Kentwood, MI	1983	99,529	88.7%	761	8.62	D&W Fresh Market (SpartanNash)	—	—
173	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	160,946	66.5%	1,209	11.30	—	DXL Destination XL, Planet Fitness	—
174	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	104,600	96.2%	1,528	15.19	—	JOANN, Party City, Shoe Carnival, Ulta	Kohl's

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 40

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

175	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	304,283	80.6%	2,878	11.73	Prince Valley Market	Aaron's, Burlington Stores, Citi Trends, Dollar Tree, Lincoln Behavioral Services	—
176	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	470,444	94.1%	6,855	20.42	TBA	Barnes & Noble, DSW, Emagine Theatre, Five Below, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
177	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	98.5%	1,238	12.36	—	Citi Trends, Party City, Planet Fitness	Burlington Stores, Forman Mills
178	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	100.0%	1,005	9.90	Dream Market	—	—
179	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,113	7.19	—	Amish Direct Furniture, Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Adventure Park	—
180	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	159,080	90.3%	1,756	12.22	—	Bed Bath & Beyond (5), Crunch Fitness, Party City Petco, Ross	Burlington Stores, Target
181	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	97.0%	956	8.03	Save-A-Lot	Big Lots, Dollar Tree, Planet Fitness	—
182	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,260	99.0%	2,416	19.63	SuperTarget*	Best Buy, Dollar Tree, Walgreens	—
183	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,287	13.99	Cub Foods (United Natural Foods Inc.)	—	—
184	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	99.1%	2,622	14.46	—	Best Buy, David's Bridal, HomeGoods, JOANN, T.J.Maxx	—
185	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	98.6%	2,029	23.36	Cub Foods (United Natural Foods Inc.)*	Bethesda Thrift, Goldfish Swim School	—
186	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	68.6%	1,704	11.64	—	Marshalls, Michaels	—
187	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	82,576	100.0%	1,119	19.29	ALDI, Cub Foods (Jerry's Foods)*	Dollar Tree	—
188	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	100.0%	1,994	16.80	Fresh Thyme Farmers Market	Dollar Tree, Marshalls	—
189	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,897	70.4%	2,029	14.59	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Planet Fitness	—
190	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,117	15.29	Festival Foods	Dollar Tree	—
191	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,408	96.5%	1,710	13.21	ALDI	Michaels, Party City, Petco, Tuesday Morning	—
192	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	99.0%	1,518	9.48	Price Chopper	Fowling Warehouse	—
193	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	98.3%	1,183	9.64	Price Chopper	—	—
194	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	470	6.88	Schnucks	—	—
195	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,649	15.79	—	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	—
196	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	285,424	95.5%	4,617	16.94	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, pOpshelf, Staples	—
197	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	100.0%	2,196	9.04	Patel Brothers	Big Air Trampoline, Big Lots, Gabriel Brothers, The Home Depot, Value City Furniture	—
198	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	180,017	96.7%	2,530	14.54	LIDL	Burn Boot Camp, Citi Trends, Harbor Freight Tools, OfficeMax, PetSmart	Target, The Home Depot
199	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	94.2%	3,926	14.59	Walmart Supercenter*	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Partners in Primary Care, pOpshelf, Ross Dress for Less, Skechers	—
200	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,244	99.7%	6,156	15.16	—	Burlington Stores, Christmas Tree Shops, DICK'S Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Rainbow Shops, Ross Dress for Less, Ulta	Target
201	University Commons	Greenville	NC	Greenville, NC	1996	233,153	98.1%	3,306	14.45	Harris Teeter (Kroger)	Barnes & Noble, Petco, T.J.Maxx	Target
202	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	97.1%	1,562	16.55	—	Person County Health & Human Services	—
203	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	100.0%	4,348	12.44	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	—
204	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	11,114	100.0%	155	—	Walmart Supercenter*	—	Tractor Supply Co., Big Lots, Burkes Outlet
205	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	97.5%	2,124	15.58	—	Burlington Stores, PetSmart, pOpshelf, Sportsmans Warehouse	Target
206	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	98.4%	3,760	16.23	Lowes Foods	HomeGoods, Skechers, T.J.Maxx	—
207	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	279,630	82.4%	2,546	11.87	Super Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot, O'Reilly Auto Parts	—

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 41

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

208	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	100.0%	958	13.25	—	Chef Store, Golf Galaxy, Mattress Firm	—
209	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	103,002	96.0%	1,798	19.24	—	Bed Bath & Beyond, Boston Interiors	—
210	Capitol Shopping Center	Concord	NH	Concord, NH	2001	196,542	97.5%	2,602	14.35	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	—
211	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,540	21.10	Patel Brothers	New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
212	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	89,634	92.2%	673	8.14	—	JOANN, The Zoo Health Club, Tractor Supply Co.	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
213	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	151,754	93.6%	1,583	11.14	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	—
214	Laurel Square (3)	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2023	245,984	93.3%	2,108	9.18	Livoti’s Old World Market	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	—
215	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	96.3%	4,792	24.62	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	—
216	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	—	—
217	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,459	97.7%	3,459	15.48	LIDL	Big Lots, Esporta Fitness, Five Below, Ross Dress for Less, Ulta	—
218	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	149,993	97.3%	2,099	14.38	Grocery Outlet	2nd Ave, Crab Du Jour, Dollar Tree, Family Dollar, Planet Fitness, Rothman Orthopaedic Institute	—
219	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	94.9%	1,622	13.43	Super Stop & Shop (Ahold Delhaize)	Pet Supplies Plus	—
220	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	97.3%	7,527	23.01	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	—
221	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	201,781	86.2%	3,301	19.26	—	At Home, Petco	—
222	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	93.0%	1,252	30.23	ShopRite	—	—
223	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	2022	254,548	100.0%	4,728	18.57	Bhavani Food Market, TBA	Marshalls, Pep Boys, Petco, Robert Wood Johnson Fitness	—
224	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	74.6%	2,577	21.65	—	Blink Fitness (Equinox), HomeGoods, Marshalls	—
225	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	136,351	98.2%	1,782	13.30	ShopRite*	Burlington Stores, PetSmart, Planet Fitness, Skechers	—
226	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,183	99.1%	3,645	20.53	ShopRite	Dollar Tree, Staples	—
227	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	664	18.34	ShopRite	—	—
228	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	95.3%	1,459	17.45	—	Dollar Tree, Jersey Strong	Uncle Giuseppe's
229	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	98.3%	3,721	17.51	Walmart Supercenter*	Dollar Tree, Marshalls, Ross Dress for Less, Staples, Ulta	—
230	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	92.3%	2,687	32.45	ALDI	T.J.Maxx	—
231	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,316	94.1%	1,869	24.15	BJ's Wholesale*, TBA	Five Below	Kohl's, Walmart
232	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	91.3%	2,091	29.57	Stop & Shop*, Wild by Nature Market*	Ace Hardware	Rite Aid
233	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	2022	207,893	100.0%	4,209	20.25	—	Burlington Stores, Dollar Tree, Floor & Décor, Phenix Salon Suites	—
234	Dalewood I, II & III Shopping Center (3)	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	2023	196,375	90.2%	7,072	40.88	H-Mart	Barnes & Noble, Christmas Tree Shops, T.J.Maxx, Ulta	—
235	Unity Plaza	Hopewell Junction	NY	Poughkeepsie-Newburgh-Middletown, NY	2005	67,462	100.0%	1,430	21.20	Acme (Albertsons)	True Value	—
236	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,405	94.5%	1,982	10.26	ALDI	Big Lots, Dollar Tree, JOANN, Planet Fitness, True Value, VA Community Based Outpatient	—
237	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,634	22.63	Key Food Marketplace	T.J.Maxx	—
238	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	669	39.35	Trader Joe's	—	—
239	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,555	25.12	KolSave Market*	Advance Auto Parts, Dollar Tree, Planet Fitness	—
240	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2020	36,470	100.0%	1,463	40.12	North Shore Farms	CVS	—
241	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	97.6%	3,351	15.86	Super Stop & Shop (Ahold Delhaize)	Lumber Liquidators, Planet Fitness, Savers	—
242	Wallkill Plaza	Middletown	NY	Poughkeepsie-Newburgh-Middletown, NY	1986	209,910	100.0%	2,373	11.65	—	Big Lots, Citi Trends, David's Bridal, Hobby Lobby	—

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 42

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

243	Monroe ShopRite Plaza	Monroe	NY	Poughkeepsie-Newburgh-Middletown, NY	1985	122,007	90.1%	1,860	16.92	ShopRite	Better Lifestyle Club, U.S. Post Office	—
244	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	251,448	92.3%	5,552	25.88	A Matter of Health	Barnes & Noble, Marshalls, Quality Furniture & Electronic, Ulta	—
245	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,743	96.3%	1,488	38.89	—	Chipotle, Phenix Salon Suites	—
246	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	129,996	92.4%	3,228	26.88	—	Dollar Tree, HomeGoods	—
247	Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	120,089	100.0%	3,092	25.75	Costco*	HomeSense, Marshalls, Petsmart, Ulta	—
248	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	2,084	21.02	Fine Fare	CVS, T.J.Maxx	—
249	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	1,284	29.10	—	HomeGoods, Rite Aid	—
250	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	188,214	92.7%	3,660	25.19	ShopRite	Five Below, Wren Kitchens	Firestone
251	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	87.6%	1,879	13.34	—	Olum's Furniture & Appliances, Staples	—
252	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	100.0%	2,322	11.21	—	DICK’S Sporting Goods Warehouse Sale, JOANN, Kohl's, PetSmart	Target
253	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	93.9%	1,531	17.67	—	HomeGoods, Michaels, Old Navy	—
254	Town Square Mall (2)	Vestal	NY	Binghamton, NY	1991	291,346	94.9%	4,943	17.87	Sam's Club*, Walmart Supercenter*	AMC Vestal Town Square 9, Barnes & Noble, Burlington Stores, DICK'S Sporting Goods, Dollar Tree, DSW, GameStop, Starbucks, T.J.Maxx, Ulta	—
255	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	94.0%	2,779	33.42	H-Mart	—	—
256	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	147,048	96.9%	2,312	16.82	Giant Eagle	—	The Home Depot
257	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,738	98.7%	2,762	18.26	Kroger	Ace Hardware, Petco, Planet Fitness, Rainbow Shops	—
258	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	165,348	99.3%	1,552	9.54	Kroger	Pet Supplies Plus, Salvation Army	—
259	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	253,356	98.9%	3,973	15.86	Fresh Thyme Farmers Market	Esporta Fitness, HomeGoods, Painted Tree Marketplace, Pet Supplies Plus, T.J.Maxx	—
260	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	240,022	97.3%	4,953	22.02	—	Michaels, Old Navy, PetSmart, Staples, T.J.Maxx, Ulta	Target
261	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	100.0%	1,312	37.33	Kroger	—	—
262	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	90.2%	1,352	10.34	Kroger	Dollar Tree, Planet Fitness	—
263	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	86.4%	1,257	11.90	Kroger	—	—
264	South Towne Centre	Dayton	OH	Dayton-Kettering, OH	1972	333,998	98.0%	4,758	15.18	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Red Robin Gourmet Burger, Value City Furniture	—
265	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	582,492	90.8%	5,876	11.10	BJ's Wholesale Club*, Giant Eagle, Marc's	Cleveland Furniture Bank, JOANN, Marshalls, Office Max, Party City, UFC Gym	—
266	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,220	17.43	—	Ollie's Bargain Outlet, Sears Outlet	—
267	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,140	96.6%	2,390	28.17	Kroger	Advance Auto Parts, Rainbow Shops	—
268	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	289,105	81.0%	1,637	12.79	Kroger	Big Lots, Crunch Fitness, Harbor Freight Tools	—
269	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	91.1%	2,469	19.29	Giant Food (Ahold Delhaize)	CVS, Dollar Tree	—
270	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	21,786	100.0%	742	37.88	Weis Markets*	—	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park
271	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	98.2%	4,281	14.63	Giant Food (Ahold Delhaize)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wines & Spirits Shoppe	—
272	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	260,953	91.6%	2,746	11.81	—	Dollar Tree, Family Dollar, Ollie's Bargain Outlet, RumbleOn	—
273	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	59.5%	316	11.53	—	—	—
274	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	92.1%	2,542	19.20	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	—
275	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	101,630	91.1%	1,767	19.19	Kimberton Whole Foods	Pep Boys, Rascal Fitness	—
276	Plymouth Square Shopping Center (3)	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2023	234,810	91.0%	4,738	22.18	Weis Markets	Pet Supplies Plus, Planet Fitness, REI, Rite Aid	—

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 43

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

277	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,391	100.0%	2,211	28.94	Giant Food (Ahold Delhaize)	—	—
278	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	45,086	62.6%	578	20.49	Hung Vuong Food Market*	—	—
279	Dickson City Crossings (3)	Dickson City	PA	Scranton--Wilkes-Barre, PA	2023	312,355	98.9%	3,775	19.31	—	Burlington Stores, Dollar Tree, Gabe's, JOANN, Party City, PetSmart, Sierra Trading Post, The Home Depot, T.J.Maxx	—
280	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	78.5%	2,810	15.07	—	Kohl's, Marshalls	—
281	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	96.9%	1,355	18.59	—	Dollar Tree, Ross Dress for Less, Tuesday Morning (5), U.S. Post Office	—
282	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	89.7%	1,004	20.61	Weis Markets*	—	—
283	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	224,502	93.4%	7,350	36.50	McCaffrey's	Ulta	—
284	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	100.0%	3,072	28.89	—	Dollar Tree, Target, Wine & Spirits Shoppe	—
285	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	586,860	96.4%	9,641	38.62	Sprouts Farmers Market	LA Fitness, Macy's, Rainbow Shops, Ross Dress For Less	—
286	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	100.0%	1,266	7.17	Redner's Warehouse Market	Big Lots, Staples	—
287	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	95.1%	1,700	11.56	ALDI	Big Lots, Dollar Tree, Planet Fitness, Rite Aid	—
288	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	464	11.12	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	—
289	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	4,050	18.53	ShopRite	Harbor Freight Tools, Old Navy, Party City, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
290	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	91.6%	767	13.20	Giant Food (Ahold Delhaize)	Penn State Health	—
291	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	98.9%	3,272	10.50	Redner's Warehouse Market	Dollar Tree, Gabe's, Mavis Discount Tires, PetSmart, Ross Dress for Less, Staples	—
292	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	306,440	100.0%	2,668	35.24	Walmart Supercenter	Chuck E. Cheese's, Cracker Barrel, Party City, Pet Supplies Plus	—
293	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton, SC	2006	166,639	97.6%	2,779	17.08	Kroger	K1 Speed	—
294	Milestone Plaza	Greenville	SC	Greenville-Anderson, SC	1995	89,721	98.5%	1,656	19.89	Lowes Foods	—	—
295	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton, SC	2000	65,313	31.1%	482	23.72	—	—	—
296	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	173,524	98.4%	1,758	10.51	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	—
297	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	72.8%	2,224	9.52	—	Gold's Gym, New Spring Church, New York Beauty and Fashion, Sears Outlet	—
298	Pawleys Island Plaza	Pawleys Island	SC	Georgetown, SC	2015	120,095	96.4%	1,608	13.89	Publix	Petco, T.J.Maxx, Tuesday Morning	—
299	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson, SC	2003	131,002	100.0%	2,511	19.17	—	Ross Dress for Less, T.J.Maxx	Target
300	Hillcrest Market Place (3)	Spartanburg	SC	Spartanburg, SC	2023	369,759	95.1%	4,965	14.69	Publix	Five Below, Hobby Lobby, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	—
301	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,948	99.5%	3,286	12.57	ALDI	At Home, Big Lots, Carbon Athletics, DICK’S Sporting Goods Warehouse Sale	—
302	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	99.6%	4,377	13.26	—	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	—
303	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	99.3%	2,100	9.64	—	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	—
304	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	1,004	8.41	—	Badcock Home Furniture, Painted Tree Marketplace, Urban Air Adventure Park	—
305	The Commons at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	95.8%	10,054	17.02	—	2nd & Charles, Academy Sports + Outdoors, Best Buy, Big Lots, Burlington Stores, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx	Target, The Home Depot
306	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	91.0%	1,361	13.11	Kroger	Aaron's	—
307	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	95.2%	1,056	12.78	Kroger	—	Walgreens
308	Parmer Crossing	Austin	TX	Austin-Round Rock-Georgetown, TX	1989	170,605	96.0%	2,168	13.24	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	—
309	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	59.6%	949	16.60	—	—	—
310	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	98.5%	675	9.57	El Ahorro Supermarket	Dollar Tree, Family Dollar	—

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 44

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

311	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	85.2%	914	7.84	—	Tops Printing	—
312	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	98.3%	3,253	19.01	—	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's
313	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,482	28.15	Kroger	CVS	—
314	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	92.8%	1,073	13.66	—	Crunch Fitness, Dollar Tree, Tuesday Morning	—
315	Arboretum Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2014	95,354	95.2%	2,390	26.32	Tom Thumb (Albertsons)	Ace Hardware, PetSmart	—
316	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	33.5%	344	15.84	—	Family Dollar	—
317	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	96.4%	751	11.30	—	Canales, Family Dollar	—
318	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	495	10.88	—	Big Lots, O'Reilly Auto Parts	—
319	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	86.8%	1,175	13.12	El Rio Grande Latin Market	Family Dollar	—
320	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2023	575,995	90.1%	6,787	16.99	El Rancho, Kroger	Five Below, Kids Empire, LA Fitness, Mi Doctor, Ross Dress for Less, Skechers, Target	—
321	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	96.4%	1,144	10.04	Food Town	Burkes Outlet, Walgreens	—
322	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	100.0%	1,939	11.37	Tom Thumb (Albertsons)	Goody Goody Wine & Spirits, Overstock Furniture & Mattress	—
323	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	92.4%	3,845	21.08	Tom Thumb (Albertsons)	DSW, Ulta	—
324	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	793,217	92.1%	16,466	22.55	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, pOpshelf, Ross Dress for Less, T.J.Maxx	—
325	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	100.0%	1,386	15.57	Truong Nguyen Grocer	—	—
326	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	96.7%	1,188	12.38	—	Painted Tree Marketplace, Planet Fitness	—
327	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	93.6%	694	10.35	Kroger	—	—
328	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	95.1%	998	31.33	Kroger	—	—
329	Braes Heights	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	92,179	92.5%	2,602	30.51	—	CVS, I W Marks Jewelers, My Salon Suites	—
330	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,982	96.3%	717	8.09	Food Town	—	—
331	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,988	100.0%	971	13.46	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	—
332	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	106,058	90.6%	1,424	15.86	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	—
333	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	98.0%	2,372	11.62	El Rancho	Big Lots, Conn's	—
334	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	62,665	94.7%	1,325	22.33	—	24 Hour Fitness	—
335	Jones Plaza (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2023	111,206	92.1%	1,195	11.67	La Michoacana Meat Market	Aaron's, Fitness Connection	—
336	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	99.5%	1,611	9.54	—	Big Lots, Hobby Lobby, Octapharma	—
337	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	99,177	100.0%	1,012	10.20	Foodarama	Burke's Outlet, Kids Empire	—
338	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	246,451	99.1%	3,772	15.44	Kroger	Big Lots, Petco, Planet Fitness, Ross Dress for Less, Tuesday Morning	—
339	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	38,724	100.0%	606	15.65	El Rancho*	Firestone, TitleMax, WSS	—
340	Northshore (2)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	229,954	93.0%	3,129	14.86	Sellers Bros.	Conn's, Dollar Tree, Oak Street Health, Office Depot	—
341	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,666	91.8%	2,486	14.40	El Rancho	99 Cents Only, Crazy Boss Big Discount Store, dd's Discounts (Ross)	—
342	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,664	100.0%	2,241	12.65	—	24 Hour Fitness, Burlington Stores, Floor & Décor, WSS	—
343	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	146,279	86.9%	3,165	24.91	H-E-B	—	—
344	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	82,623	97.9%	1,325	16.38	ALDI	Dollar Tree, Party City, Salon In The Park	—
345	West U Marketplace	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	60,136	100.0%	1,575	26.19	Whole Foods Market	—	—
346	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,714	94.8%	2,412	10.35	Fiesta Mart	King Dollar, Marshalls, Sanitas Medical Center	—
347	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	95.5%	2,082	15.87	Kroger	LA Fitness	—
348	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	181,732	96.8%	1,916	10.89	Kroger	Burkes Outlet, Retro Fitness	—

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 45

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)(4)	Other Major Tenants (4)	Major Tenants

349	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	98.5%	1,446	9.38	Kroger	American Freight Furniture, Harbor Freight Tools, Walgreens	—
350	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	145,000	91.2%	2,890	22.79	Central Market (H-E-B)	—	—
351	Preston Park Village (3)	Plano	TX	Dallas-Fort Worth-Arlington, TX	2023	256,385	83.9%	5,907	27.45	—	Gap Factory Store, HomeGoods, Petco	—
352	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	97.0%	1,504	12.75	El Rancho	Family Dollar	—
353	Lake Pointe Village	Sugar Land	TX	Houston-The Woodlands-Sugar Land, TX	2010	162,263	87.9%	4,184	29.32	Whole Foods Market	—	—
354	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,842	92.6%	2,229	10.87	Kroger	Conn's, Harbor Freight Tools, Planet Fitness	—
355	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	100,688	26.1%	670	25.48	—	—	—
356	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	79.1%	1,015	9.65	—	Ollie's Bargain Outlet, Tractor Supply Co.	—
357	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	141,569	96.6%	2,258	16.51	—	Gold's Gym, Hobby Lobby	Kohl's
358	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	88,220	92.6%	1,441	17.65	—	2nd & Charles, Chuck E. Cheese's	—
359	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	97.1%	1,234	14.70	Kroger	Hamrick's	—
360	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	97.1%	1,447	8.97	—	Dollar Tree, Kohl's, PetSmart	—
361	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,105	99.8%	3,284	22.14	Trader Joe's	JOANN, PetSmart, Ulta	—
362	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	100.0%	2,291	10.26	Price Chopper	Dollar Tree, T.J.Maxx, Planet Fitness, Walmart	—
363	Spring Mall	Greenfield	WI	Milwaukee-Waukesha, WI	2003	45,920	31.3%	144	10.01	—	—	Walgreens
364	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	218,744	96.9%	3,628	17.11	Sendik's Food Market	Marshalls, The Tile Shop	—
365	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	100.0%	1,036	10.54	Pick 'n Save (Kroger)	—	—
366	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	203,621	96.0%	1,509	7.72	—	Hobby Lobby, Kohl's	Big Lots, Five Below, HomeGoods, Sierra Trading Company
367	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	44.8%	527	15.61	—	O'Reilly Auto Parts, Sportsman's Warehouse	—

	TOTAL PORTFOLIO					65,004,693	94.0%	$944,756	$16.46

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.
(4) Major tenants exclude tenants that have ceased to operate or gone dark.
(5) Location rejected in bankruptcy subsequent to quarter-end.

Supplemental Disclosure - Three Months Ended March 31, 2023	Page 46